UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23792

First Trust Private Credit Fund

(Exact name of registrant as specified in charter)

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Ann Maurer

235 West Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

registrant's telephone number, including area code: (414) 299-2270

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

(a)	The Report to shareholders is attached herewith.

FIRST TRUST PRIVATE CREDIT FUND

Class A Shares – FTCAX

Class I Shares – FTPCX

Annual Report

March 31, 2026

First Trust Capital Management L.P. | 225 W. Wacker Dr. | Suite 2160 | Chicago, IL 60606 | P: 773.828.6700

First Trust Private Credit Fund
This report and the Consolidated Financial Statements contained herein are provided for the general information of the shareholders of the First Trust Private Credit Fund (the “Fund”). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

FIRST TRUST PRIVATE CREDIT FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
(unaudited)
Executive-Level Overview
We begin our Management Discussion of Fund Performance with an Executive-Level Overview to reaffirm our investment philosophy and provide context for how we navigated markets during the fiscal year ended March 31, 2026.
The U.S. economy remained resilient as the past fiscal year presented a constructive, though variable, backdrop for the risk assets we invest in. Economic growth slowed but stayed positive, despite a gradually cooling labor market, supported by steady consumer activity and inflationary pressure that continues to ease with occasional persistence. U.S. market conditions were shaped by the evolving trajectory of monetary policy as the Federal Reserve continued its rate-cutting cycle beyond the initial moves made in late 2024, supporting liquidity amid ongoing policy and macro uncertainty.
U.S. equity market performance broadened over the period, with market leadership extending beyond the largest U.S. technology companies to a wider set of sectors and market capitalizations. Interest rate volatility persisted, as easing at the short end of the yield curve contrasted with periodic upward pressure on longer-term yields driven by evolving growth and inflation expectations. Meanwhile, geopolitical developments and shifting trade dynamics continued to introduce intermittent volatility across markets.
Public equity markets saw intermittent repricing as analysts expectations for earnings growth, valuation multiples and the broader economic trajectory evolved. While these pricing adjustments caused near-term uncertainty, they also contributed to a more favorable environment for deploying capital during the fiscal year. Private markets also reflected these pricing dislocations, with a growing dispersion in asset pricing and more opportunities to be opportunistically selective across managers and strategies.
While we do not seek to predict market direction, we remain focused on navigating an increasingly complex macroeconomic and broader markets environment. Elevated volatility across both public and private markets continues to challenge traditional portfolio construction and reinforces the importance of discipline. Our approach remains centered on seeking to build uncorrelated portfolios that generate positive absolute returns over time across a range of market conditions, which we believe is especially relevant in today’s environment.
As is customary in our Management Discussion of Fund Performance, we will review what we believe to be the important drivers of performance and opportunity in the First Trust Private Credit Fund (the “Fund”) for the past fiscal year.
First Trust Private Credit Fund
Over the one-year period ended March 31, 2026, the Fund’s Class I Shares returned a net gain of +5.92%. In comparison, the Fund’s benchmark, the iBoxx Liquid High Yield Index TR returned +7.13% over the same period. The Fund also saw a near-historic level of currency volatility, which has impacted the value of our currency hedges. Given the nature of this hedging program, we continue to believe that currency volatility will abate over time and the basis between those hedges and the natural positions that those hedges are meant to cover will converge.
The opportunistic credit sub-sector led the Fund’s performance (+2.75%), followed by direct lending (+2.22%) and asset-based lending sub-sectors (+0.95%), while the structured credit sub-sector remained flat (+0.00%). At March 31, 2026, the Fund’s portfolio was allocated to: Direct Lending (38%), Structured Credit (33%), Opportunistic Credit (22%), and Asset-Based Lending (7%).

The Fund focused its investments in the direct lending sub-sector on the “core” middle market, meaning target earnings before interest, tax, depreciation and amortization (“EBITDA”) ranging between $25-$100 million. More favorable terms for borrowers in direct lending transactions at EBITDA levels that are considered upper middle market (above $150 million) caused our relative value view to turn more negative on this segment of the market during the year. The direct lending sub-sector was a reliable contributor to returns in the year. Investments within this sub-sector continued to perform well and were spread across over 15 industries. The Fund continued to focus on transactions that we believed had strong lender protections, no payment-in-kind (“PIK”), and relatively attractive spreads.
The backdrop for asset-backed loans (“ABL”) remained constructive over the fiscal year with companies continuing to need alternative financing solutions. New co-investments in the Fund during the year followed many of the same themes of what we have executed on historically — hard assets as collateral and favorable lender protections.
The structured credit sub-sector withstood a year of volatility. Tariff and macro uncertainty, particularly in the first fiscal quarter, caused notable detractions in our broadly syndicated loan (“BSL”) collateralized loan obligation (“CLO”) positions. After some stabilization in the second fiscal quarter, the Fund’s BSL CLO positions continued to face similar headwinds in the third fiscal quarter. Between April 2025 and July 2025, the Fund’s portfolio management team was able to actively trade positions in the sub-sector in order to navigate through different pockets of volatility.
The Fund remained highly engaged in the opportunistic credit sub-sector, focusing on Significant Risk Transfer (“SRTs”)/regulatory capital relief trade positions, during the year. Over the course of the year, European banks kept up strong issuance activity from established programs and the U.S. market continued to grow providing our portfolio management team ample supply to evaluate. Underlying collateral for all SRTs currently in the Fund’s portfolio (large & mid-sized corporates, small and mid-sized enterprises (“SMEs”), leveraged loans, autos, in Europe and North America) continued to perform well, and underlying portfolio default rates generally were at or below long-term historical averages.
We believe that private credit as an asset class remains structurally advantaged and is well-positioned to generate strong risk-adjusted returns going forward. The Fund’s portfolio aims to represent a balanced, multi-sector approach to provide private credit exposure for investors, generally targeting positions with historically low loss rates and high seniority in the capital structure. Based on the yields of underlying positions within the Fund’s portfolio, the Fund generated income that was sufficient to cover the intended distribution rate of the Fund over the past year. We maintain an optimistic outlook on private credit, viewing it as a resilient and attractive asset class for investors in the current macroeconomic environment.
As always, we thank you for your continued support and intend to work hard to maintain it. We truly appreciate your trust and confidence in First Trust Capital Management.
Kind Regards,

Michael D. Peck, CFA	Brian R. Murphy
Chief Executive Officer, Co-Chief Investment Officer mpeck@firsttrustcapital.com	Co-Chief Investment Officer bmurphy@firsttrustcapital.com

First Trust Private Credit Fund
FUND PERFORMANCE
March 31, 2026 (Unaudited)

Performance of a $10,000 Investment
14,000
13,500
13,000
12,500
12,000
11,500
11,000
10,500
10,000
9,500
9,000
5/09/2022
6/30/2022
9/30/2022
3/31/2023
6/2/2023
9/30/2023
3/31/2024
9/30/2024
3/31/2025
9/30/2025
3/31/2026
$13,552
$12,981
$11,982
$11,140
First Trust Private Credit Fund - Class A
First Trust Private Credit Fund - Class I
Bloomberg U.S. Aggregate Bond Index
iBoxx USD Liquid High Yield Index TR

This graph compares a hypothetical $10,000 investment in the Fund’s Class A Shares and Class I Shares with a similar investment in the Bloomberg U.S. Aggregate Bond Index and the iBoxx USD High Yield Index TR. Results include the reinvestment of all dividends and capital gains. The indices do not reflect expenses, fees, or sales charges, which would lower performance.
The Bloomberg U.S. Aggregate Bond Index measures the performance of the US investment grade bond market. The Bloomberg U.S. Aggregate Bond Index invests in a wide spectrum of public, investment grade, taxable, fixed income securities in the United States — including government, corporate and international dollar denominated bonds as well as mortgage-backed and asset-backed securities, all with maturities of at least one year. The Bloomberg U.S. Aggregate Bond Index is unmanaged and it is not available for investment.
iBoxx USD Liquid High Yield Index TR consists of liquid USD high yield bonds, selected to provide a balanced representation of the USD high yield corporate bond universe. The iBoxx USD Liquid High Yield Index TR is unmanaged and it is not available for investment.
Average Annual Total Returns as of March 31, 2026	1 Year	Since Inception (Annualized)
First Trust Private Credit Fund – Class I (Inception Date May 9, 2022)	5.92%	8.10%
Before deducting maximum sales charge
First Trust Private Credit Fund – Class A (Commencement of operations June 6, 2023)1	5.79%	8.85%
After deducting maximum sales charge
First Trust Private Credit Fund – Class A (Commencement of operations June 6, 2023)1	(0.27)%	6.60%
Bloomberg U.S. Aggregate Bond Index	4.35%	1.71%
iBoxx USD Liquid High Yield Index TR	7.13%	6.92%
1 Maximum sales charge for Class A Shares is 4.50%.
The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an

First Trust Private Credit Fund
FUND PERFORMANCE — Continued
March 31, 2026 (Unaudited)

investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling 1 (877) 779-1999.
Performance results include the effect of expense reduction arrangements for some, or all the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.
Fund performance is shown net of fees. For the Fund’s current expense ratios, please refer to the Financial Highlights Section of this report.
Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Private Credit Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of First Trust Private Credit Fund (the “Fund”), including the consolidated schedule of investments, as of March 31, 2026, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets and the consolidated financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at March 31, 2026, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets and its consolidated financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The consolidated financial highlights for the periods ended March 31, 2024 and March 31, 2023, were audited by another independent registered public accounting firm whose report, dated June 3, 2024, expressed an unqualified opinion on those consolidated financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026, by correspondence with the custodian, agent banks, underlying managers or administrators of the private investment vehicles and brokers; when replies were not received from agent banks, an underlying manager or administrator or brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more First Trust Capital Management L.P. investment companies since 2025.
Chicago, Illinois
May 30, 2026

First Trust Private Credit Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2026

Principal Amount ($)		Value
	ASSET-BACKED SECURITIES – 17.2%
5,000,0001	Arts SPV S.R.L. 10.570% (3-Month Euribor+855 basis points), 11/30/20412,3,4,5	$5,835,506
2,196,2201	Banco Santander, S.A. Series 2024-1 CLN, 11.121% (3-Month Euribor+900 basis points), 6/20/20302,3,4,5	2,557,437
752,5431	Series Syntotta 5, 10.049% (3-Month Euribor+800 basis points), 12/27/20432,3,4,5	882,727
3,500,0001	8.809% (3-Month Euribor+675 basis points), 6/26/20452,3,4,5	4,037,755
582,093	BNP Paribas – Broadway Series 1, Class JNR, 11.670% (1-Month Term SOFR+800 basis points), 4/12/20312,4,5,6	580,640
2,323,221	Craft Ltd. Series 2021-1X, Class CLN, 12.426% (3-Month Term SOFR+876 basis points), 2/21/20292,4,5,6	2,672,539
1,980,0001	Deutsche Bank AG Series 2025-1X, Class CLN, 11.530% (3-Month Euribor+950 basis points), 10/25/20352,3,4,5,6	2,272,819
5,000,000	Granville Ltd. Series 25-1X, 10.130% (1-Month Term SOFR+650 basis points), 2/15/20302,4,5	4,880,095
6,513,6001	Gregory SPV S.R.L. Series 32XC, 9.872% (3-Month Euribor+775 basis points), 12/30/20452,3,4,5	7,525,188
1,519,8741	Landesbank Baden-Wuerttemberg Series LION-5 MEZ, 11.026% (3-Month Euribor+900 basis points), 7/31/20342,3,4,5	1,795,217
3,324,7261	Series LION-6 SNR, 9.676% (3-Month Euribor+765 basis points), 10/30/20362,3,4,5	3,847,524
7,790,5081	Series LION 2025-1 MEZ, 9.385% (3-Month Euribor+725 basis points), 10/30/20372,3,4,5,7	4,149,171
	Lloyds Bank PLC
2,321,5781	8.229% (SONIA+450 basis points), 12/16/20302,3,4,5	3,075,379
2,778,4741	11.080% (SONIA+735 basis points), 12/16/20302,3,4,5	3,681,318
4,199,0001	Marcello SPV S.R.L. 9.428% (3-Month Euribor+725 basis points), 5/29/20472,3,4,5	4,853,213
2,216,577	Mespil Securities No.3 Designated Activity Company Series 2024-1, Class B, 13.150% (2-Month Term SOFR+950 basis points), 7/28/20322,4,5	2,047,434
5,200,0001	PYMES Magdalena Series 12, Class NOTE, 9.029% (3-Month Euribor+700 basis points), 12/31/20392,3,4,5,6	6,066,949
1,530,1091	Series 11, Class NOTE, 8.534% (3-Month Euribor+650 basis points), 7/4/20542,3,4,5,6	1,776,557

First Trust Private Credit Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

Principal Amount ($)		Value
	ASSET-BACKED SECURITIES (Continued)
11,730,4181	Santander Consumer Finance, S.A. Series 2024-1, 8.853% (3-Month STIBOR+665 basis points), 12/25/20342,3,4,5	$1,241,775
30,901,6171	8.640% (3-Month CIBOR+665 basis points), 6/25/20352,3,4,5	4,784,455
3,500,0001	Santander UK PLC 11.229% (SONIA+750 basis points), 4/22/20322,3,4,5	4,630,470
1,545,3961	Series 2024-2 F, 14.950% (SONIA+1,000 basis points), 5/22/20342,3,4,5	2,094,379
3,000,000	St. Lawrence Corp. Series 2023-1X, Class MEZZ, 13.480% (1-Month Term SOFR+975 basis points), 5/25/20332,4,5,6	3,000,261
	TOTAL ASSET-BACKED SECURITIES (Cost $75,835,596)	78,288,808
	BANK LOANS – 33.7%
	Accuray, Inc.
456,250	1.000%, Delay Draw, 6/5/20305,8	(2,827)
3,169,787	8.322% Cash, 6.000% PIK, Term Loan (3-Month Term SOFR+1,050 basis points), 6/5/20302,5,9	2,484,813
	Blue Raven Solutions, LLC
430,000	9.673%, Revolver (3-Month Term SOFR+600 basis points), 1/16/20312,5,7	129,000
3,900,000	9.668%, Term Loan (1-Month Term SOFR+600 basis points), 1/16/20322,5	3,822,000
5,486,250	Byoma U.S., Inc. 9.655%, Term Loan (3-Month Term SOFR+600 basis points), 11/17/20272,5	5,376,525
1,964,167	C3 Rentals, LLC 11.668%, Term Loan (1-Month Term SOFR+800 basis points), 4/22/20272,5	1,983,809
1,951,223	Cardinal Parent, Inc. 8.949%, Term Loan (3-Month Term SOFR+450 basis points), 11/12/20272,6	1,819,515
9,000,000	Catalyst Brands, LLC 11.790%, Term Loan (1-Month Term SOFR+813 basis points), 9/17/20302,5	9,000,000
	CB Buyer, Inc.
394,750	3.701%, Revolver (1-Month Term SOFR+525), 7/1/20315,7	53,949
676,983	3.652%, Delay Draw (1-Month Term SOFR+525), 7/1/20315	670,213
3,871,122	8.922%, Term Loan, 7/1/20315,10	3,832,410
198,549	CIRE Alto OpCo, LLC 24.090%, Term Loan, 6/30/20265,10	194,757
3,960,000	Connect America.com, LLC 9.450%, Term Loan (3-Month Term SOFR+575 basis points), 12/31/20282,5	3,817,440

First Trust Private Credit Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

Principal Amount ($)		Value
	BANK LOANS (Continued)
970,000	CPC/Cirtec Holdings, Inc. 8.668%, Term Loan (1-Month Term SOFR+500 basis points), 1/30/20292,5	$963,210
	Craftmark Bakery Holdings, LLC
2,857,436	8.914%, Term Loan (3-Month Term SOFR+525 basis points), 5/6/20312,5	2,834,576
717,528	8.917%, Delay Draw (3-Month Term SOFR+525 basis points), 5/6/20312,5,7	77,922
410,256	8.917%, Revolver (3-Month Term SOFR+525 basis points), 5/6/20312,5,7	201,846
2,032,961	DCERT Buyer, Inc. 10.668% (1-Month Term SOFR+700 basis points), 2/24/20292	1,570,462
	Dentive, LLC
142,656	10.950%, Delay Draw (1-Month Term SOFR+300 basis points), 12/23/20282,5	137,563
287,156	10.450%, Term Loan (3-Month Term SOFR+675 basis points), 12/23/20282,5	276,904
1,688,970	10.950%, Delay Draw, 12/26/20282,5	1,628,674
4,987,589	Dorel Industries, Inc. 9.410% Cash, 2.500% PIK, Term Loan (3-Month Term SOFR+360 basis points), 9/29/20302,5,9	4,688,758
3,750,000	Family Dollar Stores, LLC 10.165%, Term Loan (1-Month Term SOFR+650 basis points), 7/3/20282,5	3,750,000
	Fenix Topco, LLC
58,359	10.450%, Delay Draw (3-Month Term SOFR+675 basis points), 4/2/20272,5,7	48,299
841,397	10.450%, Term Loan (3-Month Term SOFR+675 basis points), 3/28/20292,5	810,265
	Fertility (ITC) Buyer, Inc.
1,580,939	9.872%, Delay Draw (1-Month Term SOFR+600 basis points), 1/3/20292,5,7	1,165,281
1,311,905	9.692%, Term Loan (6-Month Term SOFR+600 basis points), 1/3/20292,5	1,311,905
	Florida Food Products, LLC
490,450	9.590%, Term Loan (3-Month Term SOFR+500 basis points), 10/18/20282,6	347,400
130,699	9.590%, Delayed Draw (3-Month Term SOFR+500 basis points), 10/18/20285	129,283
531,473	Fortna Group, Inc. 10.080%, Term Loan (6-Month Term SOFR+550 basis points), 6/1/20292,6	289,429
	GT Independence Services, LLC
4,000,000	8.700%, Term Loan (3-Month Term SOFR+500 basis points), 11/18/20272,5	3,956,626

First Trust Private Credit Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

Principal Amount ($)		Value
	BANK LOANS (Continued)
526,316	1.000%, Delay Draw, 11/18/20275,8	—
1,094,012	HS Purchaser LLC 9.764% (1-Month Term SOFR+600 basis points), 5/21/20292,5,6	$1,065,490
4,438,876	Ipsen Group Holding GmbH 7.173% Cash, 7.000% PIK, Term Loan (1-Month Term SOFR+1,075 basis points), 7/31/20292,5,9	4,314,656
1,093,588	Ivanti Software, Inc. 8.639% (3-Month Term SOFR+475 basis points), 6/1/20292,5	742,191
78,975	IvantiNewCo 9.639%, Term Loan (1-Month Term SOFR+575 basis points), 6/1/20292	79,073
5,000,000	Jonah Energy South Texas, LLC 9.701%, Term Loan (3-Month Term SOFR+600 basis points), 3/30/20302,5	4,950,000
	KL Charlie Acquisition Company
459,018	9.268%, Delay Draw (1-Month Term SOFR+560 basis points), 12/20/20262,5	459,018
349,554	9.268%, Term Loan (1-Month Term SOFR+560 basis points), 12/20/20262,5	349,554
926,947	Litigation Trust Class A- 1 DIP Interest 0.000% Cash, 10.000% PIK, 12/31/20265,9,10	926,947
276,694	Litigation Trust Class A- 2 Bridge Interest 0.000% Cash, 10.000% PIK, Bridge, 10/31/20265,9,10	276,694
1,125,575	Litigation Trust Class A- 2 DIP Interest 0.000% Cash, 10.000% PIK, 12/31/20265,9,10	1,125,575
75,729	Litigation Trust Other Claims 0.000%, Bridge, 10/31/20265	75,729
	Medical Technology Solutions, LLC
2,363,125	8.926%, Term Loan (1-Month Term SOFR+525 basis points), 6/3/20325	2,333,586
375,000	0.500%, Revolver, 6/3/20325,8	—
1,250,000	1.000%, Delay Draw, 6/3/20325,8	—
	Minds + Assembly, LLC
3,042,220	8.700%, Term Loan (3-Month Term SOFR+500 basis points), 10/28/20262,5	3,023,967
169,271	0.500%, Revolver, 10/28/20265,8	—
460,138	8.950%, Term Loan (3-Month Term SOFR+525 basis points), 3/31/20282,5	457,377
4,702,956	Nephron Pharmaceuticals Corp. 12.892%, Term Loan (3-Month Term SOFR+920 basis points), 1/31/20282,5	4,679,442
	NMA Holdings, LLC
2,091,176	8.686%, Term Loan (3-Month Term SOFR+500 basis points), 1/2/20282,5	2,094,313

First Trust Private Credit Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

Principal Amount ($)		Value
	BANK LOANS (Continued)
528,684	8.686%, Delay Draw (3-Month Term SOFR+500 basis points), 7/7/20282,5,7	97,124
352,941	0.500%, Revolver, 7/7/20285,8	$—
1,869,705	Pareto Buyer, LLC 0.500%, Delay Draw, 12/12/20325,8	(6,544)
1,246,470	0.500%, Revolver, 12/12/20325,8	(10,096)
6,825,000	8.175%, Term Loan (3-Month Term SOFR+450 basis points), 12/12/20322,5,7	6,644,493
	PhyNet Dermatology, LLC
995,527	10.170%, Term Loan (3-Month Term SOFR+650 basis points), 10/20/20292,5	973,128
494,902	10.170%, Term Loan (3-Month Term SOFR+650 basis points), 10/20/20292,5	483,766
3,935,552	Progress Lighting, LLC 14.170%, Term Loan (3-Month Term SOFR+1,050 basis points), 9/18/20292,5	3,842,323
2,745,897	Project Leopard Holdings, Inc. 9.292%, Term Loan (3-Month Term SOFR+525 basis points), 7/20/20292,6	1,727,169
4,971,247	Resolute Investment Managers, Inc. 10.763%, Term Loan (3-Month Term SOFR+650 basis points), 4/30/20272	3,989,426
	Riccobene Associates
1,306,867	8.418%, Term Loan (1-Month Term SOFR+475 basis points), 11/12/20272,5	1,299,026
135,318	0.500%, Revolver, 11/12/20275,8	—
539,310	8.418%, Delay Draw (1-Month Term SOFR+475 basis points), 1/10/20282,5,7	276,263
960,322	Riskonnect Parent, LLC 8.495%, Term Loan (6-Month Term SOFR+475 basis points), 12/7/20282	953,120
	Sepro Holdings, LLC
432,836	9.653%, Delay Draw, 7/26/20305,7	354,377
2,984,403	8.922%, Term Loan (1-Month Term SOFR+525 basis points), 7/26/20302,5	2,940,831
8,589,161	Shryne Group, Inc. 14.887% Cash, 1.000% PIK, Term Loan (1-Month Term SOFR+1,122 basis points), 5/26/20262,5,9	8,589,161
	South Florida ENT Associates
339,929	3.800%, Delay Draw (1-Month Term SOFR+525 basis points), 12/31/20282,5	339,929
761,303	9.673%, Term Loan (3-Month Term SOFR+525 basis points), 12/31/20282,5	761,303
	Sparta AN Bidco, LLC
477,273	0.500%, Delay Draw, 3/13/20315,8	(4,176)

First Trust Private Credit Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

Principal Amount ($)		Value
	BANK LOANS (Continued)
270,454	0.500%, Revolver, 3/13/20315,8	(4,733)
47,727	9.168%, Revolver (1-Month Term SOFR+550 basis points), 3/13/20312,5	$46,892
4,454,545	9.168%, Term Loan (1-Month Term SOFR+550 basis points), 3/31/20312,5	4,376,591
337,119	Steward Health Care System, LLC 10.000%, Bridge, 5/28/20265,11	—
5,021,325	Sugar Creek Packing Co. 12.426%Cash, 3.000% PIK, Term Loan (1-Month Term SOFR+875 basis points), 1/9/20312,5	4,812,874
	Summit Spine & Joint Centers
414,594	8.418%, Revolver (1-Month Term SOFR+475 basis points), 3/18/20282,5,7	22,181
2,728,657	8.418%, Term Loan (1-Month Term SOFR+475 basis points), 3/18/20282,5	2,710,920
829,187	1.000%, Delay Draw, 3/18/20285,8	—
	Super Sod, LLC
1,007,719	0.500%, Revolver, 3/10/20325,8	(10,077)
1,259,648	1.000%, Delay Draw, 3/10/20325,8	(6,298)
6,046,312	8.417%, Term Loan (1-Month Term SOFR+475 basis points), 3/10/20322,5	5,985,849
1,089,396	Synamedia Americas Holdings, Inc. 12.062%, Term Loan, 12/5/20285	1,089,396
	Tank Holding Corp.
1,841,938	9.418%, Term Loan (1-Month Term SOFR+575 basis points), 3/31/20282	1,654,300
15,409	1.000%, Revolver, 3/31/20288	(1,387)
294,347	11.750%, Delay Draw (1-Month Term SOFR+600 basis points), 5/11/20292	265,005
679,000	9.668%, Term Loan (1-Month Term SOFR+600 basis points), 5/11/20292	611,314
	Taoglas Group Holdings Limited
214,991	10.961%, Revolver (1-Month Term SOFR+725 basis points), 2/28/20292,5,7	201,242
761,458	10.950%, Term Loan (3-Month Term SOFR+725 basis points), 2/28/20292,5	753,920
332,043	TCW Fenix Topco, LLC 1.000%, Delay Draw, 4/2/20275,8	—
4,968,750	The Goodyear Tire and & Rubber Company 9.417%, Term Loan (3-Month Term SOFR+575 basis points), 10/31/20262,5	4,844,531
2,450,000	USN OPCO, LLC 9.523%, Term Loan, 12/21/20265	2,450,000
	Vomela Purchaser, LLC

First Trust Private Credit Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

Principal Amount ($)		Value
	BANK LOANS (Continued)
659,622	0.500%, Delay Draw, 12/31/20295,8	(6,596)
4,918,423	8.918%, Term Loan (1-Month Term SOFR+525 basis points), 12/31/20292,5	$4,820,055
1,497,051	West Side Holdco, LLC 13.000%, Term Loan, 9/3/20275,10	1,571,904
	TOTAL BANK LOANS (Cost $156,606,862)	153,762,125
Number of Shares
	CLOSED-END FUNDS – 0.2%
124,379	Palmer Square Capital BDC, Inc.12	1,215,183
	TOTAL CLOSED-END FUNDS (Cost $2,040,862)	1,215,183
Principal Amount ($)
	COLLATERALIZED LOAN OBLIGATIONS – 33.3%
	720 East CLO Ltd.
750,000	Series 2023-2A, Class D1R, 6.422% (3-Month Term SOFR+275 basis points), 10/15/20382,6,13	741,467
250,000	Series 2023-2A, Class ER, 9.172% (3-Month Term SOFR+550 basis points), 10/15/20382,6,13	241,290
2,500,000	ABPCI Direct Lending Fund CLO LP Series 2024-19A, Class E, 11.317% (3-Month Term SOFR+765 basis points), 10/30/20362,6,13	2,489,020
1,250,000	ABPCI Direct Lending Fund CLO, LLC Series 2017-1A, Class ERR, 11.168% (3-Month Term SOFR+750 basis points), 7/20/20372,6,13	1,246,343
18,000,000	ABPCI Highland Park CLO 14.260%, 12/23/20307,14	5,885,220
250,000	AIMCO CLO Ltd. Series 2019-10A, Class ERR, 9.319% (3-Month Term SOFR+565 basis points), 7/22/20372,6,13	245,633
500,000	Alinea CLO Ltd. Series 2018-1A, Class DR, 5.918% (3-Month Term SOFR+225 basis points), 7/20/20312,6,13	501,307
1,000,000	Anchorage Capital CLO Ltd. Series 2022-24A, Class A1R, 5.102% (3-Month Term SOFR+143 basis points), 7/15/20372,6,13	1,002,652
3,500,000	Antares CLO Ltd. Series 2026-1A, Class E, 10.176% (3-Month Term SOFR+650 basis points), 4/20/20392,6	3,440,582
	Apidos CLO Ltd.
1,000,000	Series 2015-23A, Class DRR, 6.272% (3-Month Term SOFR+260 basis points), 4/15/20332,6,13	990,361

First Trust Private Credit Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

Principal Amount ($)		Value
	COLLATERALIZED LOAN OBLIGATIONS (Continued)
350,000	Series 2017-28A, Class C1R, 6.518% (3-Month Term SOFR+285 basis points), 10/20/20382,6,13	$348,299
750,000	Ares CLO Ltd. Series 2016-39A, Class DR3, 6.918% (3-Month Term SOFR+325 basis points), 7/18/20372,6,13	738,894
500,000	Ares Loan Funding Ltd. Series 2021-ALFA, Class D1R, 6.517% (3-Month Term SOFR+285 basis points), 4/15/20392,6,13	497,414
1,000,0001	Arini European CLO Series 7A, Class SUB, 2.070%, 1/15/20393,6,10,13,14	887,674
	Arini U.S. CLO Ltd.
1,000,000	Series 1A, Class D, 7.672% (3-Month Term SOFR+400 basis points), 4/15/20382,6,13	1,004,766
1,000,000	Series 5A, Class D, 6.620% (3-Month Term SOFR+295 basis points), 4/15/20392,6,13	1,000,000
1,000,000	Series 5A, Class E, 9.670% (3-Month Term SOFR+600 basis points), 4/15/20392,6,13	1,000,000
	Bain Capital Credit CLO Ltd.
750,000	Series 2018-2A, Class DR, 6.618% (3-Month Term SOFR+295 basis points), 7/19/20312,6,13	751,953
1,000,000	Series 2021-3A, Class D, 7.030% (3-Month Term SOFR+336 basis points), 7/24/20342,6,13	963,375
	Ballyrock CLO Ltd.
500,000	Series 2021-17A, Class C1R, 6.368% (3-Month Term SOFR+270 basis points), 10/20/20382,6,13	492,738
250,000	Series 2021-17A, Class C2R, 7.618% (3-Month Term SOFR+395 basis points), 10/20/20382,6,13	245,523
250,000	Series 2021-17A, Class DR, 9.768% (3-Month Term SOFR+610 basis points), 10/20/20382,6,13	238,045
1,000,000	Series 2019-2A, Class C1R3, 6.368% (3-Month Term SOFR+270 basis points), 10/25/20382,6,13	985,383
250,000	Series 2019-2A, Class C2R3, 7.618% (3-Month Term SOFR+395 basis points), 10/25/20382,6,13	245,496
500,000	Benefit Street Partners CLO Ltd. Series 2021-23A, Class ER, 8.918% (3-Month Term SOFR+525 basis points), 4/25/20342,6,13	496,034
500,000	BlueMountain CLO Ltd. Series 2020-30A, Class DR, 6.972% (3-Month Term SOFR+330 basis points), 4/15/20352,6,13	495,428
	Bryant Park Funding Ltd.
500,000	Series 2023-20A, Class DR, 7.072% (3-Month Term SOFR+340 basis points), 4/15/20382,6,13	493,136
500,000	Series 2025-27A, Class D3, 7.970% (3-Month Term SOFR+430 basis points), 7/20/20382,6,13	494,731

First Trust Private Credit Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

Principal Amount ($)		Value
	COLLATERALIZED LOAN OBLIGATIONS (Continued)
500,000	Series 2023-21A, Class ER, 8.918% (3-Month Term SOFR+525 basis points), 10/18/20382,6,13	$486,744
1,000,000	Carlyle Global Market Strategies CLO Ltd. Series 2014-2RA, Class C, 6.714% (3-Month Term SOFR+306 basis points), 5/15/20312,6,13	1,002,636
	Carlyle U.S. CLO Ltd.
250,000	Series 2026-2A, Class D, 6.810% (3-Month Term SOFR+315 basis points), 4/20/20392,6,13	250,000
500,000	Series 2026-2A, Class E, 9.800% (3-Month Term SOFR+604 basis points), 4/20/20392,6,13	495,000
500,000	Cedar Funding CLO Ltd. Series 2023-17A, Class ER, 10.170% (3-Month Term SOFR+650 basis points), 7/20/20382,6,13	477,044
	CIFC Funding Ltd.
500,000	Series 2017-4A, Class D, 10.030% (3-Month Term SOFR+636 basis points), 10/24/20302,6,13	497,890
500,000	Series 2018-2A, Class D1R, 6.718% (3-Month Term SOFR+305 basis points), 10/20/20372,6,13	500,000
500,000	Series 2020-2A, Class ER2, 8.920% (3-Month Term SOFR+525 basis points), 4/16/20392,6,13	481,407
	Dryden CLO Ltd.
1,000,000	Series 2018-55A, Class D, 6.784% (3-Month Term SOFR+311 basis points), 4/15/20312,6,13	1,004,020
1,000,000	Series 2023-102A, Class D1R, 6.572% (3-Month Term SOFR+290 basis points), 10/15/20382,6,13	995,089
500,000	Series 2026-114A, Class D1, 6.610% (3-Month Term SOFR+300 basis points), 4/20/20392,6,13	500,000
500,000	Series 2026-114A, Class E, 6.630% (3-Month Term SOFR+650 basis points), 4/20/20392,6,13	492,500
	Dryden Senior Loan Fund
500,000	Series 2013-30A, Class DR, 6.514% (3-Month Term SOFR+286 basis points), 11/15/20282,6,13	501,319
750,000	Series 2017-54A, Class D, 7.029% (3-Month Term SOFR+336 basis points), 10/19/20292,6,13	751,948
500,000	Series 2016-45A, Class DRR, 6.722% (3-Month Term SOFR+305 basis points), 10/15/20302,6,13	501,302
	Eaton Vance CLO Ltd.
500,000	Series 2015-1A, Class DR, 6.429% (3-Month Term SOFR+276 basis points), 1/20/20302,6,13	501,303
1,000,000	Series 2013-1A, Class AR4, 5.012% (3-Month Term SOFR+134 basis points), 10/15/20382,6,13	1,002,310
500,000	Series 2013-1A, Class D1R4, 6.672% (3-Month Term SOFR+300 basis points), 10/15/20382,6,13	497,741

First Trust Private Credit Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

Principal Amount ($)		Value
	COLLATERALIZED LOAN OBLIGATIONS (Continued)
629	Elevation CLO Ltd. Series 2018-10A, Class AR, 4.588% (3-Month Term SOFR+92 basis points), 10/20/20312,6,13	$629
1,000,000	Elmwood CLO Ltd. Series 2022-6A, Class D1R2, 6.368% (3-Month Term SOFR+270 basis points), 10/17/20382,6,13	985,344
500,000	Series 2022-6A, Class ER2, 8.818% (3-Month Term SOFR+515 basis points), 10/17/20382,6,13	482,276
500,000	Series 2022-1A, Class ER, 9.168% (3-Month Term SOFR+550 basis points), 10/20/20382,6,13	475,422
1,000,000	Empower CLO Ltd. Series 2025-1A, Class D1, 6.618% (3-Month Term SOFR+295 basis points), 7/20/20382,6,13	998,532
	Fortress Credit Opportunities CLO, LLC
1,000,000	Series 2022-19A, Class ER, 11.672% (3-Month Term SOFR+800 basis points), 10/15/20362,5,6,13	987,039
2,000,000	Series 2023-8A, Class ER, 10.619% (3-Month Term SOFR+695 basis points), 10/22/20372,6,13	1,944,448
500,000	Galaxy CLO Ltd. Series 2017-24A, Class AR, 5.212% (3-Month Term SOFR+154 basis points), 4/15/20372,6,13	500,000
500,000	Golub Capital CLO Ltd. Series 2026-88A, Class E, 9.890% (3-Month Term SOFR+603 basis points), 4/17/20392,6,13	490,000
	Invesco U.S. CLO Ltd.
250,000	Series 2023-1A, Class ER, 10.569% (3-Month Term SOFR+690 basis points), 4/22/20372,6,13	236,360
250,000	Series 2023-2A, Class ER, 11.550% (3-Month Term SOFR+788 basis points), 4/21/20382,6,13	239,351
250,000	Series 2025-1A, Class E, 9.672% (3-Month Term SOFR+600 basis points), 7/15/20382,6,13	248,822
	KKR CLO Ltd.
388,384	Series 18, Class A1R2, 4.718% (3-Month Term SOFR+105 basis points), 10/18/20352,6,13	388,158
750,000	Series 2013-1A, Class D1R3, 7.085% (3-Month Term SOFR+325 basis points), 10/15/20382,6,13	748,860
1,000,000	Magnetite CLO Ltd. Series 2020-26A, Class D1R2, 6.168% (3-Month Term SOFR+250 basis points), 1/25/20382,6,13	977,019
1,250,000	Maranon Loan Funding Ltd. Series 2021-3A, Class ER, 11.492% (3-Month Term SOFR+782 basis points), 10/15/20362,6,13	1,191,151
	MCF CLO Ltd.
2,500,000	Series 2019-1A, Class ER, 11.728% (3-Month Term SOFR+806 basis points), 4/17/20362,6,13	2,496,886

First Trust Private Credit Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

Principal Amount ($)		Value
	COLLATERALIZED LOAN OBLIGATIONS (Continued)
4,500,000	Series 2018-1A, Class ER, 11.668% (3-Month Term SOFR+800 basis points), 4/18/20362,6,13	$4,500,603
3,000,000	Series 2018-1A, Class SUB, 15.000%, 4/18/20366,10,13,14	1,470,623
500,000	Menlo CLO Ltd. Series 2025-3A, Class D, 6.894% (3-Month Term SOFR+300 basis points), 10/16/20382,6,13	501,123
	Morgan Stanley Eaton Vance CLO Ltd.
500,000	Series 2022-18A, Class D1R, 6.768% (3-Month Term SOFR+310 basis points), 10/20/20372,6,13	495,085
500,000	Series 2021-1A, Class ER, 9.731% (3-Month Term SOFR+606 basis points), 10/23/20372,6,13	475,772
500,000	Series 2023-19A, Class D1R, 6.672% (3-Month Term SOFR+300 basis points), 7/15/20382,6,13	498,750
500,000	Series 2023-19A, Class D2R, 8.172% (3-Month Term SOFR+450 basis points), 7/15/20382,6,13	488,551
1,926,983	Mount Logan Funding LP Series 2018-1A, Class SUBR, 13.320%, 1/22/20336,10,12,13,14	821,744
	Neuberger Berman CLO Ltd.
500,000	Series 2016-22A, Class ER2, 10.498% (3-Month Term SOFR+683 basis points), 4/15/20382,6,13	500,000
1,000,000	Series 2017-16SA, Class D1R2, 6.372% (3-Month Term SOFR+270 basis points), 4/15/20392,6,13	986,219
	Neuberger Berman Loan Advisers CLO Ltd.
500,000	Series 2021-41A, Class DR, 6.472% (3-Month Term SOFR+280 basis points), 4/15/20342,6,13	493,549
495,000	Series 2026-64A, Class SUB, 27.000%, 07/23/20405,14	495,000
500,000	Series 2018-28A, Class D1R, 6.868% (3-Month Term SOFR+320 basis points), 10/20/20382,6,13	498,052
4,930,000	Series 2026-63A, Class SUB, 12.000%, 4/16/20396,7,10,13,14	2,860,000
2,000,000	Series 2025-60A, Class SUB, 12.000%, 4/22/20396,10,13,14	1,457,423
3,900,000	Series 2025-61A, Class SUB, 12.000%, 7/17/20396,10,13,14	2,962,798
3,933,000	Series 2025-62A, Class SUB, 12.000%, 10/17/20396,10,13,14	3,093,920
	New Mountain CLO Ltd.
1,000,000	Series CLO-6A, Class D1, 6.768% (3-Month Term SOFR+310 basis points), 10/15/20372,6,13	999,055
500,000	Series CLO-1A, Class DRR, 6.522% (3-Month Term SOFR+285 basis points), 1/15/20382,6,13	497,906
500,000	Series CLO-9A, Class D1, 6.509% (3-Month Term SOFR+280 basis points), 4/22/20392,6,13	500,000
250,000	Series CLO-9A, Class E, 9.009% (3-Month Term SOFR+530 basis points), 4/22/20392,6,13	250,000
	Oaktree CLO Ltd.
500,000	Series 2022-1A, Class ER, 9.672% (3-Month Term SOFR+600 basis points), 7/15/20382,6,13	476,398

First Trust Private Credit Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

Principal Amount ($)		Value
	COLLATERALIZED LOAN OBLIGATIONS (Continued)
500,000	Series 2023-2A, Class D2R, 8.068% (3-Month Term SOFR+440 basis points), 7/20/20382,6,13	$493,240
500,000	Octagon Investment Partners Ltd. Series 2013-1A, Class DR2, 6.430% (3-Month Term SOFR+276 basis points), 1/25/20312,6,13	501,283
500,000	Octagon Ltd. Series 2023-1A, Class ER, 9.418% (3-Month Term SOFR+575 basis points), 10/20/20382,6,13	480,489
500,000	OHA Credit Partners Ltd. Series 2015-12A, Class ER2, 9.921% (3-Month Term SOFR+625 basis points), 4/23/20372,6,13	491,767
	OZLM Ltd.
500,000	Series 2018-22A, Class C, 6.579% (3-Month Term SOFR+291 basis points), 1/17/20312,6,13	501,304
500,000	Series 2018-20A, Class C, 6.879% (3-Month Term SOFR+321 basis points), 4/20/20312,6,13	501,300
	Palmer Square European Loan Funding
600,0001	Series 2023-1A, Class SUB, 0.000%, 11/15/20323,6,10,12,13,14	—
900,0001	Series 2023-2X, Class SUB, 0.000%, 1/15/20333,6,10,12,14	165,707
1,034,1431	Series 2023-3X, Class SUB, 10.133%, 5/15/20333,6,7,10,12,14	857,463
2,500,0001	Series 2024-1X, Class SUB, 11.195%, 8/15/20333,6,10,12,14	1,920,308
4,000,0001	Series 2024-2X, Class SUB, 10.000%, 5/15/20343,6,10,12,14	3,138,841
2,000,0001	Series 2024-3A, Class SUB, 12.095%, 5/15/20343,6,10,12,13,14	1,782,584
1,000,0001	Series 2025-1X, Class SUB, 15.495%, 10/15/20343,6,10,12,14	814,758
2,000,0001	Series 2025-2X, Class SUB, 11.274%, 2/15/20353,6,10,12,14	1,858,138
1,250,0001	Series 2025-3X, Class SUB, 6.348%, 7/15/20353,6,10,12,14	1,448,092
2,825,0001	Series 2024-2X, Class SUB, 11.500%, 10/15/20373,6,10,12,14	2,213,626
1,050,0001	Series 2023-1X, Class SUB, 10.000%, 1/15/20383,6,10,12,14	613,442
500,0001	Series 2023-1X, Class FR, 10.286% (3-Month Euribor+827 basis points), 1/15/20382,3,6,12	575,763
475,0001	Series 2025-2X, Class F, 10.186% (3-Month Euribor+817 basis points), 7/15/20382,3,6,12	546,941
1,500,0001	Series 2025-2X, Class SUB, 10.695%, 7/15/20383,6,10,12,14	1,371,121
1,915,0001	Series 2023-2X, Class SUB, 10.000%, 10/15/20383,6,10,12,14	1,181,454
2,000,0001	Series 2024-1X, Class SUB, 15.353%, 1/15/20393,6,10,12,14	1,517,980
1,750,0001	Series 2026-1X, Class SUB, 0.000%, 4/15/20393,6,10,12,14	2,022,654
1,250,0001	Series 2025-1X, Class SUB, 14.131%, 10/15/20393,6,10,12,14	1,109,363
	Palmer Square Loan Funding Ltd.
825,000	Series 2023-1A, Class SUB, 11.500%, 7/20/20316,10,12,13,14	—
450,000	Series 2022-4A, Class SUB, 9.290%, 7/24/20316,10,12,13,14	280,593
500,000	Series 2023-2A, Class SUB, 10.000%, 1/25/20326,10,12,13,14	319,087
3,000,000	Series 2024-3A, Class SUB, 12.000%, 8/8/20326,10,12,13,14	1,837,207
2,510,000	Series 2024-1A, Class SUB, 10.000%, 10/15/20326,10,12,13,14	1,412,315
3,000,000	Series 2024-2A, Class SUB, 10.000%, 1/15/20336,10,12,13,14	1,823,684

First Trust Private Credit Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

Principal Amount ($)		Value
	COLLATERALIZED LOAN OBLIGATIONS (Continued)
4,150,000	Series 2025-1A, Class SUB, 10.000%, 2/15/20336,10,12,13,14	$2,821,851
2,625,000	Series 2025-2A, Class SUB, 10.000%, 7/15/20336,10,12,13,14	2,040,258
2,000,000	Series 2025-3A, Class SUB, 9.569%, 1/15/20346,10,12,13,14	2,052,870
1,540,000	Series 2024-1A, Class SUB, 10.000%, 4/15/20376,10,12,13,14	877,292
3,000,000	Series 2024-2A, Class SUB, 10.000%, 7/20/20376,10,12,13,14	1,797,427
2,000,000	Series 2024-3A, Class SUB, 12.000%, 7/20/20376,10,12,13,14	1,328,957
1,250,000	Series 2023-4A, Class SUB, 10.000%, 10/20/20376,10,12,13,14	1,024,008
3,000,000	Series 2024-4A, Class SUB, 10.000%, 1/15/20386,10,12,13,14	2,130,175
2,250,000	Series 2025-1A, Class SUB, 10.000%, 4/20/20386,10,12,13,14	1,888,334
500,000	Series 2023-2A, Class SUB, 10.000%, 7/20/20386,10,12,13,14	295,752
2,000,000	Series 2025-2A, Class SUB, 10.000%, 7/20/20386,10,12,13,14	1,488,421
1,000,000	Series 2025-3A, Class SUB, 11.500%, 7/20/20386,10,12,13,14	905,704
1,500,000	Series 2025-4A, Class SUB, 12.922%, 10/20/20386,10,12,13,14	1,453,406
1,270,000	Series 2025-5A, Class SUB, 11.262%, 10/20/20386,10,12,13,14	1,230,587
500,000	Series 2023-3A, Class SUB, 10.000%, 1/20/20396,10,12,13,14	407,070
2,100,000	Series 2026-1A, Class SUB, 10.744%, 4/20/20395,6,7,10,12,13,14	1,916,750
	Post CLO Ltd.
500,000	Series 2024-1A, Class E, 10.468% (3-Month Term SOFR+680 basis points), 4/20/20372,6,13	492,041
500,000	Series 2023-1A, Class BR, 5.368% (3-Month Term SOFR+170 basis points), 10/20/20382,6,13	500,305
500,000	Series 2023-1A, Class D1R, 6.518% (3-Month Term SOFR+285 basis points), 10/20/20382,6,13	497,563
200,000	Series 2023-1A, Class D2R, 7.618% (3-Month Term SOFR+395 basis points), 10/20/20382,6,13	197,787
500,000	Series 2025-1A, Class E, 9.110% (3-Month Term SOFR+540 basis points), 1/20/20392,6,13	493,730
1,000,000	Rad CLO Ltd. Series 2021-15A, Class A1AR, 5.028% (3-Month Term SOFR+136 basis points), 7/20/20402,6,13	1,002,434
	Regatta Funding Ltd.
1,000,000	Series 2016-1A, Class A1R3, 4.755% (3-Month Term SOFR+107 basis points), 6/20/20342,6,13	1,000,870
500,000	Series 2021-3A, Class D1R, 6.772% (3-Month Term SOFR+310 basis points), 10/15/20372,6,13	496,505
1,000,000	Series 2025-5A, Class D1, 6.472% (3-Month Term SOFR+280 basis points), 10/15/20382,6,13	991,909
1,000,000	Series 2019-2A, Class D1R2, 6.300% (3-Month Term SOFR+265 basis points), 4/15/20392,6,13	983,515
1,000,000	Riserva CLO Ltd. Series 2016-3A, Class DRR, 7.179% (3-Month Term SOFR+351 basis points), 1/18/20342,6,13	961,843

First Trust Private Credit Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

Principal Amount ($)		Value
	COLLATERALIZED LOAN OBLIGATIONS (Continued)
500,000	Sculptor CLO Ltd. Series 29A, Class D2R, 8.019% (3-Month Term SOFR+435 basis points), 7/22/20382,6,13	$488,276
600,000	Shackleton CLO Ltd. Series 2019-14A, Class ERR, 9.568% (3-Month Term SOFR+590 basis points), 7/20/20342,6,13	556,577
500,000	Silver Point CLO Ltd. Series 2025-12A, Class A1, 5.288% (3-Month Term SOFR+131 basis points), 10/15/20382,6,13	499,688
750,000	Trestles CLO Ltd. Series 2023-6A, Class A1R, 4.848% (3-Month Term SOFR+118 basis points), 4/25/20382,6,13	748,755
	Trinitas CLO Ltd.
250,000	Series 2021-15A, Class E, 11.381% (3-Month Term SOFR+771 basis points), 4/22/20342,6,13	220,625
1,000,000	Series 2025-34A, Class D1, 7.669% (3-Month Term SOFR+400 basis points), 4/22/20382,6,13	998,921
500,000	Series 2025-34A, Class E, 10.829% (3-Month Term SOFR+716 basis points), 4/22/20382,6,13	481,983
234,060	Venture CLO Ltd. Series 2019-38A, Class ARR, 4.667% (3-Month Term SOFR+100 basis points), 7/30/20322,6,13	234,338
500,000	Verdelite Static CLO Ltd. Series 2024-1A, Class D, 6.518% (3-Month Term SOFR+285 basis points), 7/20/20322,6,13	501,687
	Voya CLO Ltd.
500,000	Series 2017-1A, Class C, 7.259% (3-Month Term SOFR+359 basis points), 4/17/20302,6,13	501,299
500,000	Series 2013-1A, Class CR, 6.884% (3-Month Term SOFR+321 basis points), 10/15/20302,6,13	501,301
250,000	Series 2018-2A, Class D, 6.684% (3-Month Term SOFR+301 basis points), 7/15/20312,6,13	250,940
500,000	Series 2015-3A, Class CR4, 6.568% (3-Month Term SOFR+290 basis points), 10/20/20312,6,13	500,541
500,000	Series 2019-2A, Class D, 7.629% (3-Month Term SOFR+396 basis points), 7/20/20322,6,13	496,169
1,000,000	Series 2017-3A, Class CRR, 6.768% (3-Month Term SOFR+310 basis points), 4/20/20342,6,13	998,094
500,000	Series 2022-4A, Class ER, 10.368% (3-Month Term SOFR+670 basis points), 4/20/20372,6,13	492,034
500,000	Series 2019-1A, Class D1RR, 6.722% (3-Month Term SOFR+305 basis points), 10/15/20372,6,13	500,000
500,000	Series 2020-3A, Class ARR, 4.920% (3-Month Term SOFR+125 basis points), 1/20/20382,6,13	499,684

First Trust Private Credit Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

Principal Amount ($)		Value
	COLLATERALIZED LOAN OBLIGATIONS (Continued)
500,000	Series 2020-3A, Class D1RR, 6.370% (3-Month Term SOFR+270 basis points), 1/20/20382,6,13	$493,290
300,000	Wellington Management CLO Ltd. Series 2023-1A, Class D2R, 7.668% (3-Month Term SOFR+400 basis points), 10/20/20382,6,13	295,745
500,000	Whitebox CLO Ltd. Series 2023-4A, Class D1R, 7.568% (3-Month Term SOFR+390 basis points), 4/20/20362,6,13	499,965
	TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $163,683,149)	151,631,665
Number of Shares
	PRIVATE INVESTMENT VEHICLES – 21.7%
	INVESTMENT PARTNERSHIPS – 14.4%
N/A15	Acer Tree Credit Opportunities Partners LP5	4,024,400
N/A15	APD SSC Equity LP5	498,821
N/A15	Arbour Lane Credit Opportunity Fund IV LP16	5,922,703
N/A15	Audax Private Credit Fund LP16	21,625,180
N/A15	BCP Special Opportunities Offshore Feeder III LP16	2,058,465
N/A15	Blue Torch Offshore Credit Opp Fund IV LP16	1,800,000
N/A15	DSC Meridian Credit Opportunities Onshore Fund LP5	7,352,640
2,818,223	IFRG Investor III LP5	163,457
N/A15	Linden Investors LP5	7,886,655
N/A15	Pareto Buyer, LLC5	184,049
N/A15	Proterra Credit Fund 3 LP16	3,188,761
N/A15	Seer Capital Regulatory Capital Relief Fund LP16	4,129,065
N/A15	TCW Rescue Financing II LP16	4,289,706
N/A15	Whitehawk IV-Plus Onshore Fund LP16	2,440,186
		65,564,088
	NON-LISTED BUSINESS DEVELOPMENT COMPANIES – 1.7%
12,000,000	TCW Direct Lending VIII, LLC16	7,477,274
Principal Amount ($)
	PRIVATE COLLATERALIZED LOAN OBLIGATIONS – 5.6%
500,000	Antares Loan Funding I Ltd. 2/17/203216	574,886
789,072	Ares Capital Corp. Series 2023-1, 7/11/20335	817,589
5,362,440	Fortress Credit Opportunities CLO, LLC Series XXVII, 1/28/20355	6,337,331

First Trust Private Credit Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

Principal Amount ($)		Value
	PRIVATE INVESTMENT VEHICLES (Continued)
	PRIVATE COLLATERALIZED LOAN OBLIGATIONS (Continued)
1,344,500	GPG Loan Funding, LLC 4/29/20345	$1,418,256
1,666,667	Guggenheim Investments Private Debt Fund IV Rated Note Feeder, LLC – Class C 10.922% (3-Month Term SOFR+725 basis points), 4/30/20315	1,666,667
763,889	Guggenheim Investments Private Debt Fund IV Rated Note Feeder, LLC – Class D 11.422% (3-Month Term SOFR+775 basis points), 4/30/20315	763,889
1,500,000	KCLF Note Issuer I SPV, LLC 12/28/203316	1,555,917
5,640,743	MCF CLO 12, LLC 2/24/20285	6,491,932
4,163,407	NXT Capital CLO, LLC Series 2026-1, 6/24/20285,14	4,643,448
1,237,892	Silver Point Loan Funding, LLC 10/20/203316	1,393,750
		25,663,665
	TOTAL PRIVATE INVESTMENT VEHICLES (Cost $95,273,862)	98,705,027
Number of Shares
	WARRANTS – 0.1%
760,719	Accuray, Inc., Expiration Date: December 31, 2028*,5	232,129
69,534	Dorel Industries, Inc. – Class B, Expiration Date: September 30, 20323,5	92,972
	TOTAL WARRANTS (Cost $647,441)	325,101
Principal Amount ($)
	SHORT-TERM INVESTMENTS – 2.4%
10,804,861	UMB Bank, Money Market Special II Deposit Investment, 3.43%17	10,804,861
	TOTAL SHORT-TERM INVESTMENTS (Cost $10,804,861)	10,804,861
	TOTAL INVESTMENTS – 110.2% (Cost $504,892,633)	494,732,770
	Liabilities in Excess of Other Assets – (10.2)%	(39,250,272)
	TOTAL NET ASSETS – 100.0%	$455,482,498

CIBOR – Copenhagen Interbank Offered Rate
Euribor – Euro Interbank Offered Rate
LLC – Limited Liability Company
LP – Limited Partnership
PLC – Public Limited Company
SOFR – Secured Overnight Financing Rate

First Trust Private Credit Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

SONIA – Sterling Overnight Index Average
STIBOR – Stockholm Interbank Offered Rate
* Non-income producing security.
1 Principal Amount denoted in local currency.
2 Floating rate security, upon which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
3 Foreign security denominated in U.S. Dollars.
4 All or a portion of this investment is a holding of FTPCF Cayman Sub1 Ltd.
5 The value of these securities was determined using significant unobservable inputs. These are reported as Level 3 securities in the Fair Value Hierarchy.
6 Callable.
7 A portion of this holding is subject to unfunded loan commitments. The stated interest rate reflects the reference rate and spread for the funded portion.
8 Represents an unfunded loan commitment. The rate disclosed is equal to the commitment fee. The negative fair value is the result of the capitalized discount on the loan or the unfunded commitment being valued below par.
9 Payment-in-kind interest is generally paid by issuing additional par of the security rather than paying cash.
10 Variable rate security, upon which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
11 Issuer filed for bankruptcy and/or is in default.
12 Affiliated company.
13 Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $120,455,213, which represents 26.45% of the total net assets of the Fund.
14 CLO subordinated notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The Fund monitors the effective yield and residual value for each CLO equity position held within the Fund’s portfolio on a quarterly basis. The residual value also known as the equity or residual tranche is the portion of the CLO’s assets remaining after all debt obligations have been fully satisfied. The effective yield and investment cost may ultimately not be realized.
15 Investment does not issue shares.
16 Investment valued using net asset value per share as practical expedient.
17 The rate is the annualized seven-day yield at period end.

First Trust Private Credit Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

Securities With Restrictions On Redemptions	Redemptions Permitted	Redemption Notice Period	Cost	Fair Value	Original Acquisition Date
Acer Tree Credit Opportunities Partners LP1	Quarterly2	45 Days	$4,000,000	$4,024,400	1/31/2025
APD SSC Equity LP1	Not permitted	N/A	498,821	498,821	2/23/2026
Arbour Lane Credit Opportunity Fund IV LP1	Not permitted	N/A	6,035,747	5,922,703	2/27/2025
Audax Private Credit Fund LP1	Not permitted	N/A	21,685,638	21,625,180	10/30/2024
BCP Special Opportunities Fund Offshore Feeder III LP1	Not permitted	N/A	1,939,780	2,058,465	11/2/2023
Blue Torch Offshore Credit Opp Fund IV LP1	Not permitted	N/A	1,839,061	1,800,000	12/26/2025
DSC Meridian Credit Opportunities Onshore Fund LP1	Quarterly2	65 Days	5,350,000	7,352,640	5/1/2023
IFRG Investor III LP1	Not permitted	N/A	2,818,223	163,457	7/28/2023
Linden Investors LP1	Quarterly2	65 Days	5,100,000	7,886,655	5/1/2023
Palmer Square Capital BDC, Inc.1	Not permitted	N/A	2,040,862	1,215,183	2/1/2023
Pareto Buyer, LLC1	Not permitted	N/A	184,049	184,049	12/12/2025
Proterra Credit Fund 3 LP1	Not permitted	N/A	3,302,813	3,188,761	8/6/2025
Seer Capital Regulatory Capital Relief Fund LP1	Not permitted	N/A	4,000,000	4,129,065	3/7/2024
TCW Direct Lending VIII, LLC1	Not permitted	N/A	8,573,540	7,477,274	8/9/2023
TCW Rescue Financing II LP1	Not permitted	N/A	4,580,800	4,289,706	9/12/2024
Whitehawk IV-Plus Onshore Fund LP1	Not permitted	N/A	2,413,828	2,440,186	6/29/2023
Totals			$74,363,162	$74,256,545

1 Securities generally offered in private placement transactions and as such are illiquid and generally restricted as to resale.
2 The private investment vehicle can institute a gate provision on redemptions at the investor level of 25% of the fair value of the investment in the private investment vehicle.
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
PURCHASE CONTRACTS	Counterparty	Currency Exchange	Settlement Date	Currency Amount Purchased (Sold)	Value At Settlement Date	Value At March 31, 2026	Unrealized Appreciation (Depreciation)
British Pound	BNP Paribas	GBP per USD	5/15/2026	$37,000	$49,397	$48,968	$(428)
Euro	BNP Paribas	EUR per USD	4/15/2026	339,000	394,121	392,122	(1,999)
Euro	BNP Paribas	EUR per USD	6/18/2026	144,000	160,013	167,042	7,029
Euro	BNP Paribas	EUR per USD	11/6/2026	368,000	412,344	428,707	16,363
British Pound	BNP Paribas	GBP per USD	4/15/2026	356,000	474,548	471,196	(3,352)
British Pound	BNP Paribas	GBP per USD	4/15/2026	37,000	49,396	48,973	(424)
Swedish Krona	BNP Paribas	SEK per USD	4/15/2026	4,000	434	423	(11)
Euro	BNP Paribas	EUR per USD	5/15/2026	339,000	394,698	392,661	(2,037)
Swedish Krona	BNP Paribas	SEK per USD	5/15/2026	4,000	435	424	(11)
Euro	BNP Paribas	EUR per USD	5/22/2026	1,475,000	1,705,617	1,709,054	3,437
TOTAL PURCHASE CONTRACTS					$3,641,003	$3,659,570	$18,567

First Trust Private Credit Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

SALE CONTRACTS	Counterparty	Currency Exchange	Settlement Date	Currency Amount Purchased (Sold)	Value At Settlement Date	Value At March 31, 2026	Unrealized Appreciation (Depreciation)
British Pound	BNP Paribas	GBP per USD	5/15/2026	$(4,101,000)	$(5,602,171)	$(5,427,547)	$174,624
Euro	BNP Paribas	EUR per USD	4/15/2026	(1,512,000)	(1,735,171)	(1,748,937)	(13,766)
Euro	BNP Paribas	EUR per USD	4/15/2026	(2,443,000)	(2,835,077)	(2,825,829)	9,248
Euro	BNP Paribas	EUR per USD	4/15/2026	(11,164,000)	(13,075,612)	(12,913,450)	162,162
British Pound	BNP Paribas	GBP per USD	4/15/2026	(2,535,000)	(3,411,755)	(3,355,283)	56,472
Swedish Krona	BNP Paribas	SEK per USD	4/15/2026	(3,154,000)	(344,814)	(333,445)	11,369
Euro	BNP Paribas	EUR per USD	4/22/2026	(60,000)	(70,788)	(69,428)	1,360
Euro	BNP Paribas	EUR per USD	4/22/2026	(60,000)	(70,500)	(69,428)	1,072
Euro	BNP Paribas	EUR per USD	4/22/2026	(50,000)	(55,640)	(57,856)	(2,216)
Euro	BNP Paribas	EUR per USD	4/22/2026	(60,000)	(67,560)	(69,428)	(1,868)
Euro	BNP Paribas	EUR per USD	4/22/2026	(30,000)	(33,375)	(34,714)	(1,339)
Euro	BNP Paribas	EUR per USD	4/22/2026	(20,000)	(22,480)	(23,143)	(663)
Euro	BNP Paribas	EUR per USD	4/22/2026	(100,000)	(111,380)	(115,713)	(4,333)
Euro	BNP Paribas	EUR per USD	4/27/2026	(200,000)	(231,840)	(231,486)	354
Euro	BNP Paribas	EUR per USD	5/15/2026	(11,260,000)	(13,412,011)	(13,042,370)	369,641
Euro	BNP Paribas	EUR per USD	5/15/2026	(2,347,000)	(2,727,425)	(2,718,512)	8,913
Euro	BNP Paribas	EUR per USD	5/15/2026	(1,512,000)	(1,737,742)	(1,751,338)	(13,596)
Swedish Krona	BNP Paribas	SEK per USD	5/15/2026	(5,085,900)	(572,317)	(538,491)	33,826
Euro	BNP Paribas	EUR per USD	5/22/2026	(1,664,000)	(1,866,176)	(1,928,044)	(61,868)
Euro	BNP Paribas	EUR per USD	5/22/2026	(90,000)	(100,755)	(104,281)	(3,526)
Euro	BNP Paribas	EUR per USD	5/22/2026	(80,000)	(93,848)	(92,694)	1,154
Euro	BNP Paribas	EUR per USD	5/22/2026	(200,000)	(224,460)	(231,736)	(7,276)
Euro	BNP Paribas	EUR per USD	5/22/2026	(100,000)	(108,250)	(115,868)	(7,618)
Euro	BNP Paribas	EUR per USD	6/15/2026	(13,268,000)	(15,439,839)	(15,388,953)	50,886
Euro	BNP Paribas	EUR per USD	6/15/2026	(1,512,000)	(1,740,161)	(1,753,701)	(13,540)
British Pound	BNP Paribas	GBP per USD	6/15/2026	(3,978,000)	(5,336,885)	(5,263,916)	72,969
Swedish Krona	BNP Paribas	SEK per USD	6/15/2026	(5,029,600)	(549,682)	(533,343)	16,339
Euro	BNP Paribas	EUR per USD	6/18/2026	(944,000)	(1,062,000)	(1,095,054)	(33,054)
Euro	BNP Paribas	EUR per USD	7/15/2026	(475,000)	(566,438)	(551,431)	15,007
Euro	BNP Paribas	EUR per USD	7/22/2026	(50,000)	(55,800)	(58,062)	(2,262)
Euro	BNP Paribas	EUR per USD	7/22/2026	(40,000)	(44,688)	(46,450)	(1,762)
Euro	BNP Paribas	EUR per USD	7/22/2026	(60,000)	(70,770)	(69,675)	1,095
Euro	BNP Paribas	EUR per USD	7/22/2026	(50,000)	(59,285)	(58,062)	1,223
Euro	BNP Paribas	EUR per USD	7/22/2026	(140,000)	(156,310)	(162,574)	(6,264)
Euro	BNP Paribas	EUR per USD	7/22/2026	(60,000)	(67,848)	(69,675)	(1,827)
Euro	BNP Paribas	EUR per USD	8/21/2026	(80,000)	(94,288)	(93,016)	1,272
Euro	BNP Paribas	EUR per USD	8/21/2026	(80,000)	(87,040)	(93,016)	(5,976)
Euro	BNP Paribas	EUR per USD	8/21/2026	(200,000)	(225,000)	(232,540)	(7,540)
Euro	BNP Paribas	EUR per USD	8/24/2026	(70,000)	(78,645)	(81,399)	(2,754)
Euro	BNP Paribas	EUR per USD	10/22/2026	(50,000)	(55,975)	(58,217)	(2,242)
Euro	BNP Paribas	EUR per USD	10/22/2026	(50,000)	(56,760)	(58,217)	(1,457)
Euro	BNP Paribas	EUR per USD	10/22/2026	(110,000)	(123,255)	(128,077)	(4,822)
Euro	BNP Paribas	EUR per USD	10/22/2026	(60,000)	(71,448)	(69,860)	1,588
Euro	BNP Paribas	EUR per USD	10/22/2026	(70,000)	(82,852)	(81,503)	1,349
Euro	BNP Paribas	EUR per USD	10/22/2026	(50,000)	(56,065)	(58,217)	(2,152)
Euro	BNP Paribas	EUR per USD	11/6/2026	(1,408,000)	(1,576,960)	(1,640,270)	(63,310)
Euro	BNP Paribas	EUR per USD	11/20/2026	(70,000)	(82,845)	(81,589)	1,256

First Trust Private Credit Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

SALE CONTRACTS	Counterparty	Currency Exchange	Settlement Date	Currency Amount Purchased (Sold)	Value At Settlement Date	Value At March 31, 2026	Unrealized Appreciation (Depreciation)
Euro	BNP Paribas	EUR per USD	11/20/2026	$(2,560,000)	$(2,885,120)	$(2,983,815)	$(98,695)
Euro	BNP Paribas	EUR per USD	11/20/2026	(80,000)	(87,480)	(93,244)	(5,764)
Euro	BNP Paribas	EUR per USD	11/23/2026	(80,000)	(90,200)	(93,254)	(3,054)
Euro	BNP Paribas	EUR per USD	12/23/2026	(485,000)	(518,708)	(565,967)	(47,259)
Euro	BNP Paribas	EUR per USD	1/22/2027	(120,000)	(134,808)	(140,185)	(5,377)
Euro	BNP Paribas	EUR per USD	1/22/2027	(40,000)	(47,828)	(46,728)	1,100
Euro	BNP Paribas	EUR per USD	1/22/2027	(40,000)	(47,500)	(46,728)	772
Euro	BNP Paribas	EUR per USD	1/22/2027	(40,000)	(45,592)	(46,728)	(1,136)
Euro	BNP Paribas	EUR per USD	1/22/2027	(40,000)	(44,996)	(46,728)	(1,732)
Euro	BNP Paribas	EUR per USD	2/22/2027	(90,000)	(101,880)	(105,256)	(3,376)
Euro	BNP Paribas	EUR per USD	2/22/2027	(60,000)	(71,298)	(70,171)	1,127
Euro	BNP Paribas	EUR per USD	2/22/2027	(1,336,000)	(1,468,264)	(1,562,474)	(94,210)
Euro	BNP Paribas	EUR per USD	4/22/2027	(40,000)	(45,760)	(46,800)	(1,040)
Euro	BNP Paribas	EUR per USD	4/22/2027	(130,000)	(146,484)	(152,099)	(5,615)
Euro	BNP Paribas	EUR per USD	4/22/2027	(60,000)	(72,012)	(70,199)	1,813
Euro	BNP Paribas	EUR per USD	4/22/2027	(60,000)	(71,454)	(70,199)	1,255
Euro	BNP Paribas	EUR per USD	4/22/2027	(50,000)	(56,435)	(58,500)	(2,065)
Euro	BNP Paribas	EUR per USD	5/21/2027	(60,000)	(71,550)	(70,264)	1,286
Euro	BNP Paribas	EUR per USD	5/24/2027	(90,000)	(102,285)	(105,406)	(3,121)
Euro	BNP Paribas	EUR per USD	6/4/2027	(1,976,000)	(2,242,760)	(2,315,058)	(72,298)
Euro	BNP Paribas	EUR per USD	7/22/2027	(672,000)	(771,456)	(788,509)	(17,053)
Euro	BNP Paribas	EUR per USD	7/22/2027	(120,000)	(135,480)	(140,805)	(5,325)
Euro	BNP Paribas	EUR per USD	7/22/2027	(40,000)	(48,176)	(46,935)	1,241
Euro	BNP Paribas	EUR per USD	7/22/2027	(30,000)	(35,826)	(35,201)	625
Euro	BNP Paribas	EUR per USD	7/22/2027	(40,000)	(45,292)	(46,935)	(1,643)
Euro	BNP Paribas	EUR per USD	7/30/2027	(2,584,000)	(2,917,853)	(3,032,779)	(114,926)
Euro	BNP Paribas	EUR per USD	8/20/2027	(1,480,000)	(1,771,264)	(1,738,202)	33,062
Euro	BNP Paribas	EUR per USD	10/22/2027	(60,000)	(72,510)	(70,609)	1,901
Euro	BNP Paribas	EUR per USD	10/22/2027	(40,000)	(47,900)	(47,073)	827
Euro	BNP Paribas	EUR per USD	10/22/2027	(50,000)	(56,780)	(58,841)	(2,061)
Euro	BNP Paribas	EUR per USD	1/21/2028	(40,000)	(48,512)	(47,210)	1,302
Euro	BNP Paribas	EUR per USD	1/21/2028	(840,000)	(1,009,621)	(991,408)	18,213
Euro	BNP Paribas	EUR per USD	1/24/2028	(40,000)	(45,560)	(47,214)	(1,654)
Euro	BNP Paribas	EUR per USD	3/13/2028	(1,320,000)	(1,604,460)	(1,560,524)	43,936
Euro	BNP Paribas	EUR per USD	3/13/2028	(1,016,000)	(1,158,240)	(1,201,131)	(42,891)
Euro	BNP Paribas	EUR per USD	4/21/2028	(50,000)	(60,875)	(59,185)	1,690
TOTAL SALE CONTRACTS					$(94,434,205)	$(94,128,202)	$306,003
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS					$(90,793,202)	$(90,468,632)	$324,570

EUR – Euro
SEK – Swedish Krona
GBP – British Pound Sterling

First Trust Private Credit Fund
CONSOLIDATED SUMMARY OF INVESTMENTS
As of March 31, 2026 (Unaudited)

Security Type/Sector*	Percent of Total Net Assets
Asset-Backed Securities	17.2%
Bank Loans	33.7%
Closed-End Funds	0.2%
Collateralized Loan Obligations	33.3%
Private Investment Vehicles
Investment Partnerships	14.4%
Non-Listed Business Development Companies	1.7%
Private Collateralized Loan Obligations	5.6%
Total Private Investment Vehicles	21.7%
Warrants	0.1%
Short-Term Investments	2.4%
Total Investments	108.6%
Liabilities in Excess of Other Assets	(8.6)%
Total Net Assets	100.0%

* This table does not include forward foreign currency exchange contracts. Please refer to the Consolidated Schedule of Investments for information on forward foreign currency exchange contracts.
CONSOLIDATED PORTFOLIO COMPOSITION
As of March 31, 2026 (Unaudited)
Country of Incorporation*	Value	Percent of Total Net Assets
Canada	$92,972	0.0%
Cayman Islands	1,737,700	0.4%
Denmark	4,784,455	1.0%
European Union	58,904,471	12.7%
Portugal	4,037,755	0.9%
Spain	7,843,506	1.7%
Sweden	1,241,775	0.3%
United Kingdom	13,481,546	3.0%
United States	402,608,590	88.6%
Total Investments	494,732,770	108.6%
Liabilities in Excess of Other Assets	(39,250,272)	(8.6)%
Total Net Assets	$455,482,498	100.0%

* This table does not include forward foreign currency exchange contracts. Please refer to the Consolidated Schedule of Investments for information on forward foreign currency exchange contracts.
See accompanying Notes to Consolidated Financial Statements.

 First Trust Private Credit Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
As of March 31, 2026

Assets:
Investments in securities, at fair value
Unaffiliated investments (cost $426,530,395)	$427,362,534
Affiliated investments (cost $67,557,377)	56,565,375
Short-term investments (cost $10,804,861)	10,804,861
Cash	679,144
Foreign currency, at value (cost $55,310)	55,310
Unrealized appreciation on forward foreign currency exchange contracts	1,130,158
Receivables:
Dividends and interest	3,382,564
Investment securities sold	7,364,721
Fund shares sold	26,644
Prepaid expenses	336,293
Total assets	507,707,604
Liabilities:
Unrealized depreciation on forward foreign currency exchange contracts	805,588
Payables:
Fund shares redeemed	23,979,309
Line of credit payable (Note 14)	22,059,052
Investment securities purchased	4,684,925
Investment Management fee	340,959
Distribution fees – Class I (Note 3)	87,435
Audit fees	76,375
Fund services expense	56,995
Legal fees	38,065
Tax services fees	23,245
Shareholder reporting fees	12,204
Custody fees	11,396
Interest payable (Note 14)	4,932
Chief Compliance Officer fees	324
Accrued other expenses	44,302
Total liabilities	52,225,106
Commitments and Contingencies (Note 3 & Note 13)
Net Assets	$455,482,498
See accompanying Consolidated Notes to Financial Statements.

First Trust Private Credit Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES — Continued
As of March 31, 2026

Components of Net Assets:
Paid-in Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$469,790,486
Total distributable earnings (accumulated deficit)	(14,307,988)
Net Assets	$455,482,498
Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$485,747
Shares of beneficial interest issued and outstanding	49,773
Net asset value, offering and redemption price per share	$9.76
Maximum sales charge (4.50% of offering price)*	$0.46
Maximum offer price to public	$10.22
Class I Shares:
Net assets applicable to shares outstanding	$454,996,751
Shares of beneficial interest issued and outstanding	46,396,033
Net asset value, offering and redemption price per share	$9.81

* Investors in Class A Shares may be charged a sales charge of up to 4.50% of the subscription amount. For Class A Shares, no sales charge applies on investments of $250,000 or more, but a contingent deferred sales charge (“CDSC”) of 1.25% will be imposed to the extent a finder’s fee was paid on certain redemptions of such shares within 12 months of the date of purchase.
See accompanying Consolidated Notes to Financial Statements.

First Trust Private Credit Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended March 31, 2026

Investment Income:
Interest	$29,565,484
Interest from affiliated issuers	5,586,000
Dividends (net of foreign tax withholdings of $68,711)	3,551,191
Dividends from affiliated issuers	232,092
Payment-in-kind interest	1,172,795
Total investment income	40,107,562
Expenses:
Investment Management fee (Note 3)	6,069,848
Distribution fees – Class I (Note 3)	752,166
Distribution fees – Class A (Note 3)	1,542
Pricing and research expense	642,991
Fund services expense	459,571
Interest expense (Note 14)	263,735
Legal fees	202,126
Audit fees	131,387
Shareholder reporting fees	113,601
Unused line of credit fee (Note 14)	110,297
Registration fees	67,812
Trustees’ fees and expenses	63,308
Chief Compliance Officer fees	34,559
Custody fees	14,061
Tax services fees	11,550
Insurance fees	2,425
Miscellaneous	32,565
Total expenses	8,973,544
Investment Management fees waived	(1,291,329)
Net expenses	7,682,215
Net investment income	32,425,347
Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,525,510
Investments in affiliated issuers	94,534
Forward foreign currency exchange contracts	(3,085,892)
Foreign currency transactions	(277,996)
Net realized gain (loss)	(743,844)
Net change in unrealized appreciation/depreciation on:
Investments	(838,670)
Investments in affiliated issuers	(7,444,941)
Forward foreign currency exchange contracts	1,293,405
Foreign currency translations	(18,608)
Net change in unrealized appreciation/depreciation	(7,008,814)
Net realized and unrealized gain (loss) on investments, forward foreign currency exchange contracts and foreign currency	(7,752,658)
Net Increase in Net Assets from Operations	$24,672,689
See accompanying Consolidated Notes to Financial Statements.

First Trust Private Credit Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$32,425,347	$26,510,640
Net realized gain (loss) on investments, investments in affiliated issuers, forward foreign currency exchange contracts and foreign currency transactions	(743,844)	718,970
Net change in unrealized appreciation/depreciation on investments, investments in affilliated issuers, forward foreign currency exchange contracts and foreign currency translations	(7,008,814)	(5,312,326)
Net increase in net assets from operations	24,672,689	21,917,284
Distributions to Shareholders:
Distributions:
Class A	(30,867)	(15,557)
Class I	(36,633,844)	(27,155,828)
Retun of capital:
Class A	(6,114)	—
Class I	(7,256,967)	—
Total distributions to shareholders	(43,927,792)	(27,171,385)
Capital Transactions:
Net proceeds from shares sold:
Class A	264,709	234,773
Class I	167,077,239	277,067,453
Reinvestment of distributions:
Class A	726	4,918
Class I	4,933,372	1,134,032
Cost of shares redeemed:
Class I	(84,966,846)	(48,447,273)
Net increase in net assets from capital transactions	87,309,200	229,993,903
Total increase in net assets	68,054,097	224,739,802
Net Assets:
Beginning of period	387,428,401	162,688,599
End of period	$455,482,498	$387,428,401
Capital Share Transactions:
Shares sold:
Class A	26,431	22,682
Class I	16,569,039	26,847,721
Shares reinvested:
Class A	72	482
Class I	491,130	110,389
Shares redeemed:
Class I	(8,484,923)	(4,704,952)
Net increase in capital share transactions	8,601,749	22,276,322
See accompanying Consolidated Notes to Financial Statements.

First Trust Private Credit Fund
CONSOLIDATED STATEMENT OF CASH FLOWS
For the Year Ended March 31, 2026

Cash flows provided by (used in) operating activities:
Net increase in net assets resulting from operations	$24,672,689
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of long-term portfolio investments	(322,336,463)
Sales of long-term portfolio investments	196,520,020
Change in short-term investments, net	34,521,836
Payment-in-kind interest added to principal amount of investment	(1,172,795)
Net amortization on investments	(737,198)
Net realized (gain) loss on paydowns	(652,299)
Net realized (gain) loss on investments and investments in affiliated issuers	(2,620,044)
Net change in unrealized appreciation/depreciation on investments and investments in affiliated issuers	8,283,611
Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts	(1,293,405)
(Increase) Decrease in operating assets:
Investment securities sold	(7,339,859)
Dividends and interest	(327,368)
Prepaid expenses	(299,192)
Increase (Decrease) in operating liabilities:
Investment securities purchased	3,615,701
Investment Management fee	(24,134)
Audit fees	21,762
Legal fees	16,107
Distribution fees – Class A (Note 3)	(159)
Distribution fees – Class I (Note 3)	50,971
Tax services fees	(5,028)
Shareholder reporting fees	12,204
Fund services expense	(11,002)
Chief Compliance Officer fees	(2,391)
Interest payable (Note 14)	3,302
Custody fees	11,396
Trustees’ fees and expenses	(823)
Unused line of credit fees (Note 14)	(2,119)
Accrued other expenses	9,742
Net cash provided by (used in) operating activities	(69,084,938)
Cash flows provided by (used in) financing activities:
Proceeds from shares sold	168,030,045
Dividends paid to shareholders, net of reinvestments	(38,993,694)
Cost of shares redeemed	(74,303,776)
Draw on line of credit	68,059,052
Paydown on line of credit	(54,000,000)
Net cash provided by (used in) financing activities	68,791,627
Net decrease in cash and foreign currency	(293,311)
See accompanying Consolidated Notes to Financial Statements.

First Trust Private Credit Fund
CONSOLIDATED STATEMENT OF CASH FLOWS — Continued
For the Year Ended March 31, 2026

Total cash and cash denominated in foreign currency at value at beginning of period	$1,027,765
Total cash and cash denominated in foreign currency at value at the end of the period	734,454
Increase (decrease) in cash	(293,311)
Supplemental disclosure of non-cash activities:
Reinvested dividends	$4,934,098
Supplemental disclosure of cash flow information:
Interest paid	$260,433
See accompanying Consolidated Notes to Financial Statements.

First Trust Private Credit Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout the period.
	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025	For the Period June 6, 2023* Through March 31, 2024
Net asset value, beginning of period	$10.20	$10.45	$10.00
Income (Loss) from Investment Operations:
Net investment income1	0.68	0.99	0.85
Net realized and unrealized gain (loss)	(0.11)	(0.13)	0.35
Total from investment operations	0.57	0.86	1.20
Less Distributions:
From net investment income	(0.84)	(1.09)	(0.72)
From net realized gain	—	(0.02)	(0.03)
Return of capital	(0.17)	—	—
Total distributions	(1.01)	(1.11)	(0.75)
Net asset value, end of period	$9.76	$10.20	$10.45
Total return2	5.79%	8.66%	10.59%3
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	486	237	1
Ratio of expenses to average net assets (excluding interest expense, commitment fees and unused line of credit fees):
Before fees waived and expenses absorbed4	2.19%	1.92%	2.30%5
After fees waived and expenses absorbed4	2.19%	1.92%	2.30%5
Ratio of net investment income (loss) to average net assets (excluding interest expense, commitment fees and unused line of credit fees):
Before fees waived and expenses absorbed6	6.86%	9.58%	10.06%5
After fees waived and expenses absorbed6	6.86%	9.58%	10.06%5
Ratio of expenses to average net assets (including interest expense, commitment fees and unused line of credit fees):
Before fees waived and expenses absorbed4	2.28%	1.99%	2.30%5
After fees waived and expenses absorbed4	2.28%	1.99%	2.30%5
Ratio of net investment income (loss) to average net assets (including interest expense, commitment fees and unused line of credit fees):
Before fees waived and expenses absorbed6	6.78%	9.65%	10.06%5
After fees waived and expenses absorbed6	6.78%	9.65%	10.06%5
Portfolio turnover rate	47%	27%	25%3
Total amount outstanding (000’s omitted)
Secured credit facility	$22,059	$8,000	$—
Asset coverage per $1,000 of borrowings7:
Secured credit facility	$21,648	$49,429	$—

* Commencement of public offering.
1 Based on average shares outstanding for the period.
2 Total return would have been higher/lower had fees not been recovered/waived by the Investment Adviser.These returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Class A Shares.
3 Not annualized.
4 Ratios do not reflect the Fund’s proportionate share of the expenses of the private investment vehicles.
5 Annualized.
6 Ratios do not reflect the Fund’s proportionate share of the income and expenses of the private investment vehicles.
7 Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
See accompanying Consolidated Notes to Financial Statements.

First Trust Private Credit Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.
	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025	For the Year Ended March 31, 2024	For the Period May 9, 2022* Through March 31, 2023
Net asset value, beginning of period	$10.24	$10.45	$10.08	$10.00
Income (Loss) from Investment Operations:
Net investment income1	0.74	1.02	0.96	0.54
Net realized and unrealized gain (loss)	(0.16)	(0.14)	0.35	(0.20)
Total from investment operations	0.58	0.88	1.31	0.34
Less Distributions:
From net investment income	(0.84)	(1.07)	(0.91)	(0.25)
From net realized gain	—	(0.02)	(0.03)	(0.01)
Return of capital	(0.17)	—	—	—
Total distributions	(1.01)	(1.09)	(0.94)	(0.26)
Net asset value, end of period	$9.81	$10.24	$10.45	$10.08
Total return2	5.92%	8.80%	13.77%	3.37%3
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$454,997	$387,191	$162,687	$31,010
Ratio of expenses to average net assets (excluding interest expense, commitment fees and unused line of credit fees):
Before fees waived and expenses absorbed4	1.94%	1.91%	2.35%	5.46%5
After fees waived and expenses absorbed4	1.65%	1.65%	1.65%	1.65%5
Ratio of net investment income (loss) to average net assets (excluding interest expense, commitment fees and unused line of credit fees):
Before fees waived and expenses absorbed6	7.12%	9.59%	8.61%	2.22%5
After fees waived and expenses absorbed6	7.41%	9.85%	9.31%	6.03%5
Ratio of expenses to average net assets (including interest expense, commitment fees and unused line of credit fees):
Before fees waived and expenses absorbed4	2.02%	1.98%	2.35%	5.46%5
After fees waived and expenses absorbed4	1.73%	1.72%	1.65%	1.65%5
Ratio of net investment income (loss) to average net assets (including interest expense, commitment fees and unused line of credit fees):
Before fees waived and expenses absorbed6	7.03%	9.66%	8.61%	2.22%5
After fees waived and expenses absorbed6	7.32%	9.92%	9.31%	6.03%5
Portfolio turnover rate	47%	27%	25%	46%3
Total amount outstanding (000’s omitted)
Secured credit facility	$22,059	$8,000	$—	$—
Asset coverage per $1,000 of borrowings7:
Secured credit facility	$21,648	$49,429	$—	$—

* Commencement of operations.
1 Based on average shares outstanding for the period.
2 Total return would have been higher/lower had fees not been recovered/waived by the Investment Adviser. These returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Class I Shares.
3 Not annualized.
4 Ratios do not reflect the Fund’s proportionate share of the expenses of the private investment vehicles.
5 Annualized.
6 Ratios do not reflect the Fund’s proportionate share of the income and expenses of the private investment vehicles.
7 Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
See accompanying Consolidated Notes to Financial Statements.

First Trust Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2026

Note 1 — Organization
First Trust Private Credit Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”) as a non-diversified, closed-end management investment company. The Fund operates as an interval fund. The Fund operates under an Amended and Restated Agreement and Declaration of Trust dated August 16, 2022 (the “Declaration of Trust”). First Trust Capital Management L.P. serves as the investment adviser (the “Investment Adviser”) of the Fund. The Investment Adviser is an investment adviser registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Fund has elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund currently offers shares of beneficial interest (the “Shares”) in two separate share Classes: Class A Shares and Class I Shares.
The Fund’s investment objective is to produce current income. The Fund seeks to achieve its investment objective by allocating at least 80% of its net assets, plus the amount of any borrowings for investment purposes, to a diverse portfolio of private credit instruments. The Fund uses a “multi-manager” approach whereby the Fund’s assets are allocated among the Investment Adviser and one or more Sub-Advisers (as defined in Note 3 below), in percentages determined at the discretion of the Investment Adviser. The Investment Adviser and Sub-Advisers may invest directly in individual securities or through closed-end and open-end registered investment companies, private investment vehicles and other investment funds that invest or trade in a wide range of investments.
The Fund commenced the public offering of Class I Shares on September 6, 2022 and has publicly offered Class I Shares in a continuous offering since that time. Class A Shares have been publicly offered since June 6, 2023. The Shares are generally offered for purchase on any business day, which is any day the New York Stock Exchange is open for business, in each case subject to any applicable sales charges and other fees, as described herein. The Shares are issued at net asset value (“NAV”) per Share. No holder of Shares (each, a “Shareholder”) has the right to require the Fund to redeem its Shares.
The Shares of each Class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Fund’s Board of Trustees (the “Board” and the members thereof, “Trustees”). Income, expenses (other than expenses attributable to a specific Class) and realized and unrealized gains and losses on investments are allocated to each Class of Shares in proportion of the value of their relative Shares outstanding. Shareholders of a Class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights with respect to that distribution plan.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Accounting Standards Codification (“ASC”) 946, Financial Services — Investment Companies.
(a) Consolidation
The Fund may invest up to 25% of its total assets in its subsidiary, FTPCF Cayman Sub1 Ltd., a wholly-owned and controlled subsidiary formed under the laws of the Cayman Islands. FTPCF Cayman Sub1 Ltd., is advised by the Investment Adviser and acts as an investment fund in order to effect certain investments consistent with the Fund’s investment objectives and policies specified in the Fund’s prospectus and statement of additional information. As of March 31, 2026, the net assets of FTPCF Cayman Sub1 Ltd. were $80,869,151, representing 17.75% of the Fund’s total net assets.
FTPCF Cayman Sub1 Ltd. is an exempted company incorporated in the Cayman Islands with limited liability. It has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. The subsidiary has elected to be disregarded as an entity separate from the Fund for U.S. federal income tax purposes.

First Trust Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights of the Fund include the accounts of the FTPCF Cayman Sub1 Ltd. All inter-company accounts and transactions have been eliminated in consolidation.
Note 2 — Significant Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its Consolidated Financial Statements. The preparation of Consolidated Financial Statements in conformity with generally accepted accounting principles in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Consolidated Financial Statements. Actual results could differ from these estimates.
(a) Valuation of Investments
UMB Fund Services, Inc. (“UMBFS”), the Fund’s administrator, calculates the Fund’s NAV as of the close of business on each business day and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board (each, a “Determination Date”).
For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated Investment Adviser as the valuation designee (in such capacity, the “Valuation Designee”) for the Fund to perform in good faith the fair value determination relating to all Fund investments, under the Board’s oversight. The Investment Adviser carries out its designated responsibilities as Valuation Designee through its Valuation Committee. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.
The Valuation Designee may value the Fund’s portfolio securities for which market quotations are not readily available and other Fund assets by utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources.
Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued at the last sale price or the official closing price on the exchange or system where such securities are principally traded for the business day as of the relevant Determination Date. If no sale or official closing price of particular securities are reported on a particular day, the securities will be valued at the closing bid price for securities held long, or the closing ask price for securities held short, or if a closing bid or ask price, as applicable, is not available, at either the exchange or system-defined closing price on the exchange or system in which such securities are principally traded. Over-the-counter (“OTC”) securities not quoted on the Nasdaq Stock Market will be valued at the last sale price on the relevant Determination Date or, if no sale occurs, at the last bid price, in the case of securities held long, or the last ask price, in the case of securities held

First Trust Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

short, at the time the NAV is determined. Equity securities for which no prices are obtained under the foregoing procedures, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the Valuation Designee not to reflect the fair value, will be valued at the bid price, in the case of securities held long, or the ask price, in the case of securities held short, supplied by one or more dealers making a market in those securities or one or more brokers. Futures index options will be valued at the mid-point between the last bid price and the last ask price on the relevant Determination Date at the time NAV is determined.
Fixed-income securities, except for private debt investments discussed below, with a remaining maturity of sixty (60) days or more, will normally be valued according to dealer-supplied mean quotations or mean quotations from a recognized pricing service. Fixed-income securities for which market quotations are unavailable or are believed by the Valuation Designee not to reflect fair value will be valued based upon broker-supplied quotations provided that if such quotations are unavailable or are believed by the Valuation Designee not to reflect fair value, such fixed-income securities will be valued using valuation models that take into account spread and daily yield changes on government securities in the appropriate market (e.g., matrix pricing). High quality investment grade debt securities (e.g., treasuries, commercial paper, etc.) with a remaining maturity of sixty (60) days or less are valued at amortized cost, which the Valuation Designee has determined to approximate fair value.
The Fund will generally value shares of exchange traded funds (“ETFs”) at the last sale price on the exchange on which the ETF is principally traded. The Fund will generally value shares of open-end investment companies and closed-end investment companies that do not trade on one or more of the U.S. national securities exchanges at their respective NAVs.
To the extent that the Fund invests in private investment vehicles, the Fund will generally value those assets in accordance with the value determined as of such date by each private investment vehicle in accordance with the private investment vehicle’s valuation policies and reported at the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in a private investment vehicle will represent the amount that the Fund could reasonably expect to receive from the private investment vehicle if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the event that the private investment vehicle does not report a value to the Fund on a timely basis, the Fund will determine the fair value of such private investment vehicle based on the most recent final or estimated value reported by the private investment vehicle, as well as any other relevant information available at the time the Fund values its portfolio. A substantial amount of time may elapse between the occurrence of an event necessitating the pricing of Fund assets and the receipt of valuation information from the underlying manager of a private investment vehicle.
The Valuation Designee will consider whether it is appropriate, in light of all relevant circumstances, to value such interests at the NAV as reported by the underlying manager at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV. In accordance with GAAP and industry practice, the Fund may not always apply a discount in cases where there is no contemporaneous redemption activity in a particular private investment vehicle. In other cases, such as when a private investment vehicle imposes extraordinary restrictions on redemptions, when other extraordinary circumstances exist or when there have been no recent transactions in private investment vehicle interests, the Fund may determine that it is appropriate to apply a discount to the NAV of the private investment vehicle. Any such decision will be made in good faith by the Valuation Designee, under oversight by the Board.
In certain circumstances, the Valuation Designee may determine that a private investment vehicle’s NAV shall be adjusted more frequently. For these private investment vehicles, the NAVs are adjusted daily based on the total return that each private investment vehicle is estimated by the Valuation Designee to generate during the period (adjusted NAV). The Valuation Designee monitors these estimates daily and updates them as necessary if macro or individual fund changes warrant any adjustments, subject to the review and supervision of the Valuation Designee.

First Trust Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

Where deemed appropriate by the Valuation Designee and consistent with the Investment Company Act, investments in private investment vehicles may be valued at cost. Cost will be used only when cost is determined to best approximate the fair value of the particular Private investment vehicle under consideration.
The Valuation Designee will determine the fair value of its shares of a private company based on numerous factors, including but not limited to market activity or events in the market. Absent such a transaction or event within a year, or as deemed necessary by the Valuation Designee, but in no instance greater than one year from the quarter end in which such event occurred, the Valuation Designee will engage qualified external valuation consultants to provide an independent valuation.
The Valuation Designee will evaluate each private debt investment’s fair value based on numerous factors, including but not limited to, changes in credit risk, construction risk, the financial strength of the borrower and the debt instrument’s spread to US Treasuries. The Fund will also engage qualified external valuation consultants to provide valuation information, typically on a quarterly basis, but at least semi-annually. The Fund will generally value any private debt investments at the lesser of their amortized cost or the mid-point of any valuation range as provided by a qualified external valuation consultant. In certain circumstances, the Valuation Designee may determine that this amount does not represent the fair value of the private debt investment based on current market conditions. In such an instance, the Valuation Designee will fair value the investment using another methodology. In its fair valuation assessment process, the Valuation Designee may consider any information it deems appropriate including from external valuation consultants.
The Fund values its investments in private investment vehicles (generally private funds that are excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act) at the value determined by each private investment vehicle in accordance with such private investment vehicle’s valuation policies and reported at the time of the Fund’s valuation. The Fund will determine the fair value of such private investment vehicle based on the most recent final or estimated value reported by the private investment vehicle, as well as any other relevant information available at the time the Fund values its portfolio. A substantial amount of time may elapse between the pricing of Fund assets and the receipt of valuation information from the underlying manager of a private investment vehicle. Where deemed appropriate by the Valuation Designee and consistent with the Investment Company Act, investments in private investment vehicles may be valued at cost. Cost will be used only when cost is determined to best approximate the fair value of the particular private investment vehicle under consideration.
The Fund will generally value shares of open-end and closed-end investment companies that do not trade on one or more of the U.S. national securities exchanges at their respective NAVs.
Warrants for which market quotations are not readily available will be fair valued based on the underlying investment. The Fund will engage qualified external valuation consultants to provide valuation information, typically on a quarterly basis, but at least semi-annually. The Fund will generally value warrants at the mid-point of any valuation range as provided by a qualified external valuation consultant. In certain circumstances, the Valuation Designee may determine that this amount does not represent the fair value of the warrant based on current market conditions. In such an instance, the Valuation Designee will fair value the warrant using another methodology. In its fair valuation assessment process, the Valuation Designee may consider any information it deems appropriate including from external valuation consultants.
Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of

First Trust Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

which determination of such values or exchange rates are made and the time as of which the NAV of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities will be valued at fair value as determined in good faith by the Valuation Designee.
Investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s NAV if the judgments regarding appropriate valuations should prove incorrect.
(b) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted as of 4:00 PM Eastern Standard Time. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.
The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gains or losses on investments and foreign currency.
Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.
(c) Closed-end Funds (“CEFs”)
A CEF is a pooled investment fund that is registered under the Investment Company Act and whose shares may be listed and traded on U.S. national securities exchanges. Investments in CEFs are subject to various risks, including reliance on management’s ability to meet a CEF’s investment objective and to manage a CEF’s portfolio, and fluctuation in the market value of a CEF’s shares compared to the changes in the value of the underlying securities that the CEF owns. In addition, the Fund bears a pro rata share of the management fees and expenses of each underlying CEF in addition to the Fund’s management fees and expenses, which results in the Fund’s Shareholders being subject to higher expenses than if they invested directly in the CEFs.
(d) Private Investment Vehicles
Private investment vehicles are generally exempt under Section 3(c)(1) or 3(c)(7) of the Investment Company Act and invest or trade in a wide range of securities. When the Fund invests in securities issued by private investment vehicles, it will bear its pro rata portion of the private investment vehicles’ expenses. These expenses are in addition to the direct expenses of the Fund’s own operations, thereby increasing indirect costs and potentially reducing returns to Shareholders. A private investment vehicle in which the Fund invests has its own investment risks, and those risks can affect the value of such private investment vehicle’s shares and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of a private investment vehicle will be achieved. A private investment vehicle may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investment from such private investment vehicle at a time

First Trust Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

that is unfavorable to the Fund. In addition, one private investment vehicle may buy the same securities that another private investment vehicle sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.
(e) Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts (“forward contracts”) under which it is obligated to exchange currencies on specified future dates at specified rates, and is subject to the risk of foreign exchange rate fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation/depreciation on forward foreign currency exchange contracts. The Fund records realized gains or losses at the time the forward contract is settled. Counterparties to these forward contracts are major U.S. financial institutions.
(f) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income and expense is recorded net of applicable withholding taxes on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Consolidated Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.
Some or all of the interest payments of a loan or preferred equity may be structured in the form of paid-in-kind (“PIK”), which accrues to cost and principal on a current basis but is generally not paid in cash until maturity or some other determined payment date. Interest payments structured in the form of PIK are subject to the risk that a borrower could default when actual cash interest or principal payments are due.
Investments in the equity of collateralized loan obligations (CLOs) recognize investment income by utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows, as required by ASC 325-40, Beneficial Interest in Securities Financial Assets. The Fund monitors the expected residual payments, and effective yield is determined and updated periodically, as needed. Accordingly, investment income recognized on CLO equity securities in the Consolidated Statement of Operations differs from both the tax-basis investment income and from the cash distributions actually received by the Fund during the period.
(g) Federal Income Taxes
The Fund intends to continue to comply with the requirements of Subchapter M of the Code applicable to RICs and to distribute substantially all of its net investment income and any net realized gains to its Shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for Consolidated Financial Statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.
ASC 740, Income Taxes (“ASC 740”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent

First Trust Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the Consolidated Financial Statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations.
ASC 740 requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, based on the statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of March 31, 2026, and during the prior four open tax years, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(h) Distributions to Shareholders
The Fund makes monthly distributions to its shareholders equal to 10% annually of the Fund’s NAV per Share (the “Distribution Policy”). At a meeting held on March 5, 2026, the Board approved a decrease in the monthly distributions that the Fund intends to make to shareholders from 10% to 8.50% annually. The change will be effective on May 1, 2026 and will affect the distributions beginning in June 2026. This predetermined dividend rate may be modified by the Board from time to time and may be increased to the extent of the Fund’s investment company taxable income that it is required to distribute in order to maintain its status as a RIC. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for Consolidated Financial Statement and tax purposes.
For financial reporting purposes, dividends and distributions to Shareholders are recorded on the ex-date. If, for any distribution, available cash is less than the amount of this predetermined dividend rate, then assets of the Fund will be sold and such disposition may generate additional taxable income. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as the remaining net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gains, such excess amount distributed would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Payments in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the Shares. After such adjusted tax basis is reduced to zero, the payment would constitute capital gain (assuming the Shares are held as capital assets). The Distribution Policy may, under certain circumstances, have certain adverse consequences to the Fund and its Shareholders because it may result in a return of capital resulting in less of a Shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The Distribution Policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain.
(i) Segments
An operating segment is defined in ASC 280 — Segment Reporting, as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance and has discrete financial information available. The Fund’s President acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results

First Trust Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of the Fund’s single investment objective which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s Consolidated Financial Statements. The total return and performance of the Fund is reflected within the accompanying Consolidated Financial Highlights. Segment assets are reflected on the accompanying Consolidated Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Consolidated Statement of Operations.
Note 3 — Investment Advisory and Other Agreements and Activity with Affiliates
The Fund has entered into an investment management agreement (the “Agreement”) with the Investment Adviser. Pursuant to the Agreement, the Fund pays the Investment Adviser a monthly fee, in arrears, equal to 1.35% on an annualized basis of the Fund’s NAV as of each month-end (the “Investment Management Fee”), subject to certain adjustments.
The Fund uses a “multi-manager” approach whereby the Fund’s assets are allocated amongst the Investment Adviser and one or more sub-advisers in percentages determined at the discretion of the Investment Adviser. During the year ended March 31, 2026, the Investment Adviser has engaged Mount Logan Management, LLC (“Mount Logan”) and Palmer Square Capital Management LLC (“Palmer Square”) (each, a “Sub-Adviser” and together, the “Sub-Advisers”) to manage certain assets of the Fund. Pursuant to a separate sub-advisory agreement among the Fund, the Investment Adviser and Mount Logan, Mount Logan receives a portfolio management fee equal to 1.00% on an annualized basis of their portion of the Fund’s average daily net assets, subject to certain adjustments. Pursuant to a separate sub-advisory agreement among the Fund, the Investment Adviser and Palmer Square, Palmer Square receives a portfolio management fee equal to 0.50% on an annualized basis of their portion of the Fund’s average daily net assets, subject to certain adjustments. Effective July 1, 2025 Palmer Square’s portfolio management fee was revised to 0.45% on an annualized basis of their portion of the Fund’s average daily net assets, subject to certain adjustments. Each Sub-Adviser’s fee is paid by the Investment Adviser out of the Investment Management Fee.
The Investment Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure that Total Annual Expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization and extraordinary expenses (such as litigation expenses)) do not exceed 2.40% and 1.65% of the net assets on an annualized basis of Class A Shares and Class I Shares, respectively (the “Expense Limit”). The Expense Limitation and Reimbursement Agreement may not be terminated by the Fund or the Investment Adviser until April 29, 2027. Thereafter, the Expense Limitation and Reimbursement Agreement will automatically renew for consecutive one-year terms unless terminated by the Fund or the Investment Adviser upon 30 days’ advanced written notice. Because taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed 2.40% and 1.65% for the Class A Shares and Class I Shares, respectively. For a period not to exceed three years from the date on which a Waiver is made, the Investment Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit in effect at the time of the Waiver and the Expense Limit at the time of the recoupment.

First Trust Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

For the year ended March 31, 2026, the Investment Adviser has waived $1,291,329 in Investment Management fees for Class I Shares. The potential recoverable amount is noted as “Commitments and contingencies” as reported on the Consolidated Statement of Assets and Liabilities. At March 31, 2026, the amount of these potentially recoverable expenses was $2,505,336. The Investment Adviser may recapture all or a portion of this amount no later than March 31st of year stated below:
2027	$530,751
2028	683,256
2029	1,291,329
Total	$2,505,336
The Fund has adopted a Distribution and Service Plan with respect to Class A Shares and Class I Shares in compliance with Rule 12b-1 under the Investment Company Act. The Distribution and Service Plans allow the Fund to pay distribution and servicing fees for the sale and servicing of its Class A Shares and Class I Shares. Under the Distribution and Service Plan for Class A Shares, the Fund is permitted to pay as compensation up to 1.00% on an annualized basis of the aggregate net assets of the Fund attributable to Class A Shares and under the Distribution and Service Plan for Class I Shares, the Fund is permitted to pay as compensation up to 0.25% on an annualized basis of the aggregate net assets of the Fund attributable to Class I Shares (collectively, the “Distribution and Servicing Fee”) to qualified recipients. The Fund or the Distributor (as defined below) may pay all or a portion of these fees to any registered securities dealer, financial institution or any other person who renders assistance in distributing or promoting the sale of the respective Class of Shares or who provides certain Shareholder services, pursuant to a written agreement. The Distribution and Servicing Fee is paid out of the Fund’s assets attributable to the applicable Share Class and decreases the net profits or increases the net losses of such Share Class.
First Trust Portfolios L.P., an affiliate of the Investment Adviser, serves as the Fund’s distributor (the “Distributor”). UMBFS serves as the Fund’s fund accountant, transfer agent and administrator; and UMB Bank, n.a., an affiliate of UMBFS, serves as a custodian of the assets of the Fund.
A Trustee is an affiliate, and an officer of the Fund is an employee, of UMBFS. The Fund does not compensate trustees and officers affiliated with UMBFS or the Investment Adviser. For the year ended March 31, 2026, the Fund’s fees incurred for Trustees are reported on the Consolidated Statement of Operations.
Vigilant Compliance, LLC provides Chief Compliance Officer (“CCO”) services to the Fund. The Fund’s fees incurred for CCO services for the year ended March 31, 2026 are reported on the Consolidated Statement of Operations.
Note 4 — Federal Income Taxes
The Fund has elected to be treated and intends to continue to qualify as a RIC for federal income tax purposes. As a RIC, the Fund will generally not be subject to federal corporate income tax, provided that it distributes substantially all of its income and gains each year.
At March 31, 2026, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes, were as follows:
Cost of investments	$516,311,573
Gross unrealized appreciation	$14,221,370
Gross unrealized depreciation	(27,064,595)
Net unrealized appreciation (depreciation) on investments and derivatives	$(12,843,225)

First Trust Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

The difference between cost amounts for Consolidated Financial Statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in securities transactions.
GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the tax year ended March 31, 2026, permanent differences in book and tax accounting have been reclassified as follows:
Increase (Decrease)
Paid-in Capital	Total Distributable Earnings
$144,512	$(144,512)
As of March 31, 2026, the components of accumulated earnings (deficit) on a tax basis were as follows:
Accumulated capital and other losses	$(269,223)
Net unrealized appreciation on investments	(12,854,056)
Other temporary differences	(4,108)
Total accumulated earnings (deficit)	$(13,127,387)
The tax character of distributions paid during the years ended March 31, 2026 and March 31, 2025 were as follows:
Distribution paid from:	2026	2025
Ordinary income	$36,280,834	$26,942,238
Net long-term capital gains	383,877	229,147
Return of capital	7,263,081	—
Total distributions	$43,927,792	$27,171,385
As of March 31, 2026, the Fund had no short-term or long-term capital loss carryovers.
As of March 31, 2026, the Fund had no qualified late-year ordinary losses, which are deferred until fiscal year 2027 for tax purposes.
As of March 31, 2026, the Fund had $0 in short-term post-October capital losses and $269,223 in long-term post-October capital losses, which are deferred until fiscal year 2027 for tax purposes.
Note 5 — Investment Transactions
For the year ended March 31, 2026, purchases and sales of investments, excluding short-term investments, were $322,336,463 and $192,495,619, respectively.
Note 6 — Redemption Fee
The Fund may impose a maximum deferred sales charge of 1.25% of the total redemption amount on Class A Shares redeemed within 12 months of the date of purchase. For the year ended March 31, 2026, the Fund received $0 in deferred sales charges.
Note 7 — Indemnifications
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements cannot be known; however, the Fund expects any risk of loss from such claims to be remote.

First Trust Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

Note 8 — Repurchase of Shares
The Fund intends to provide a limited degree of liquidity to the Shareholders by conducting quarterly repurchase offers. In each repurchase offer, the Fund may offer to repurchase its Shares at their NAV as determined as of approximately March 31, June 30, September 30 and December 31, of each year, as applicable (each such date, a “Valuation Date”). Each repurchase offer will be for no less than 5% of the Shares outstanding, but if the number of Shares tendered for repurchase exceeds the number the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, Shareholders will have their Shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund.
If Shareholders tender for repurchase more than the repurchase offer amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2% of the outstanding Shares of the Fund on the repurchase request deadline. If the Fund determines not to repurchase more than the repurchase offer amount, or if Shareholders tender Shares in an amount exceeding the repurchase offer amount plus 2% of the outstanding Shares on the repurchase request deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by Shareholders who own less than $1,000 worth of Shares and who tender all of their Shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of Shares tendered in connection with required minimum distributions from an Individual Retirement Account (“IRA”) or other qualified retirement plan. It is the Shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.
The results of the repurchase offers conducted during the year ended March 31, 2026 are as follows:
	Repurchase offer	Repurchase offer	Repurchase Offer	Repurchase Offer
Commencement Date:	May 30, 2025	August 29, 2025	December 1, 2025	February 27, 2026
Repurchase Request Date	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026
Repurchase Pricing Date	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026
Net Asset Value as of Repurchase Pricing Date:
Class A Shares	$10.15	$10.13	$9.95	$9.76
Class I Shares	$10.18	$10.17	$9.98	$9.81
Amount Repurchased:
Class A Shares	$—	$—	$—	$—
Class I Shares	$11,465,752	$25,564,104	$23,957,681	$23,979,309
Percentage of Outstanding Shares Repurchased:
Class A Shares	—%	—%	—%	—%
Class I Shares	2.74%	5.51%	4.99%	5.01%
Note 9 — Fair Value Measurements
ASC 820, Fair Value Measurement (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement.

First Trust Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

Under ASC 820, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:
•
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.
In accordance with Accounting Standards Update (“ASU”) 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent), investments valued at the NAV as practical expedient are not included in the fair value hierarchy. As such, investments in private investment vehicles with a fair value of $56,455,893 are excluded from the fair value hierarchy as of March 31, 2026.
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy as of March 31, 2026:
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Investments, at fair value
Asset-Backed Securities	$—	$—	$78,288,808	$78,288,808
Bank Loans	—	13,304,828	140,457,297	153,762,125
Closed-End Funds	1,215,183	—	—	1,215,183
Collateralized Loan Obligations	—	144,792,294	6,839,371	151,631,665
Private Investment Vehicles
Investment Partnerships	—	—	20,110,022	20,110,022
Private Collateralized Loan Obligations	—	—	22,139,112	22,139,112
Warrants	—	—	325,101	325,101
Short-Term Investments	10,804,861	—	—	10,804,861
Subtotal	$12,020,044	$158,097,122	$268,159,711	$438,276,877

First Trust Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Private Investment Vehicles at NAV
Investment Partnerships				45,454,066
Non-Listed Business Development Companies				7,477,274
Private Collateralized Loan Obligations				3,524,553
Total investments				$494,732,770
Other Financial Instruments
Forward foreign currency exchange contracts*	$—	$1,130,158	$—	$1,130,158
Total Assets	$12,020,044	$159,227,280	$268,159,711	$495,862,928
Liabilities:
Other Financial Instruments
Forward foreign currency exchange contracts*	$—	$805,588	$—	$805,588
Total Liabilities	$—	$805,588	$—	$805,588

* Forward foreign currency exchange constracts are valued at the unrealized appreciation (depreciation).
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:
	Balance as of March 31, 2025	Transfers into level 3	Transfers out of level 3	Net gains (losses) for the period	Purchases	Sales	Balance as of March 31, 2026	Change in unrealized gains (losses) for the period for assets held at the end of the reporting period
Asset-Backed Securities	$—	$56,335,108	$—	$2,500,991	$36,558,317	$(17,105,608)	$78,288,808	$1,478,162
Bank Loans	97,555,111	777,077	—	86,890	101,666,066	(59,627,847)	140,457,297	(569,872)
Collateralized Loan Obligations	5,027,500	1,009,028	—	(69,657)	12,855,000	(11,982,500)	6,839,371	(64,717)
Private Investment Vehicles	29,213,266	4,333,253	—	5,315,727	11,179,492	(7,792,604)	42,249,134	4,335,321
Warrants	—	—	—	(322,340)	647,441	—	325,101	(322,340)
Total:	$131,795,877	$62,454,466	$—	$7,511,611	$162,906,316	$(96,508,559)	$268,159,711	$4,856,554

First Trust Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of March 31, 2026:
Investments	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Range of Input(s)	Weighted Average	Impact on Valuation from an Increase in Input
Asset-Backed Securities	$4,853,213	Transaction Price	Transaction Price	n/a	n/a	Increase
	48,667,673	Discounted Cash Flows	Discount Margin, Conditional Prepayment Rate, Constant Default Rate, Reinvestment Rate	610/0.0%/ 0.39%/0.0%- 790/12.0%/ 1.17%/72.0%	723/6.4%/ 0.69%/54.1%	Decrease
	24,767,922	Discounted Cash Flows	Discount Margin, Conditional Prepayment Rate, Constant Default Rate, Reinvestment Rate, Correlation, Wavg Pool Credit Spread	447/0.0%/0.17%/ 55.6%/50.0%/44- 955/10.0%/5.21%/ 84.9%/50.0%/229	653/3.2%/0.87%/ 68.4%/50.0%/107	Decrease
Bank Loans	1,571,904	Coverage	EBITDA Multiple	5.50x	5.50x	Increase
	105,761,271	Income Approach	Market Yield	6.82%-29.58%	11.83%	Decrease
	2,404,945	Liquidation Approach	Present Value of Expected Sale Proceeds	n/a	n/a	Increase
	30,719,179	Transaction Price	Transaction Price	n/a	n/a	Increase
Collateralized Loan Obligations	2,411,750	Transaction Price	Transaction Price	n/a	n/a	Increase
	4,427,621	Adjusted Net Asset Value	Reported Net Asset Value/Fair Value Adjustments	n/a	n/a	Increase
Private Investment Vehicles	17,472,711	Income Approach	Market Yield	17.80%-21.60%	20.11%	Decrease
	163,457	Recovery Approach	Recovery Percentage	5.80%	5.80%	Increase
	3,113,426	Transaction Price	Transaction Price	n/a	n/a	Increase
	21,499,540	Adjusted Net Asset Value	Reported Net Asset Value/Fair Value Adjustments	n/a	n/a	Increase
Warrants	325,101	Black-Scholes	Volatility	45.00%-101.68%	86.90%	Increase
Note 10 — Affiliated Issuers
An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the voting securities or any investment which is advised or sponsored by a Sub-Adviser. The table below reflects transactions during the period with entities that are affiliates as of March 31, 2026.
SOI Desription	Shares/ Principal Amount End of Period	Value Beginning of Period	Additions	Reductions	Amortization	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value End of Period	Dividend Income	Interest Income
Closed-End Funds
Palmer Square Capital BDC, Inc.1	124,379	$2,166,738	$—	$(534,905)	$—	$(94,949)	$(321,701)	$1,215,183	$220,063	$237,483
Collateralized Loan Obligations
Mount Logan Funding LP
Series 2018-1A, Class ER, 13.012% (3-Month Term SOFR+872 basis points), 1/22/20331,2,3,4	—	599,112	—	(579,000)	—	(11,700)	(8,412)	—	—	20,475

First Trust Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

SOI Desription	Shares/ Principal Amount End of Period	Value Beginning of Period	Additions	Reductions	Amortization	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value End of Period	Dividend Income	Interest Income
Series 2018-1A, Class SUBR, 0.000%, 1/22/20331,2,3,4,5	1,926,983	988,911	—	(83,821)	—	—	(83,346)	821,744	—	35,565
Palmer Square European Loan Funding
Series 2023-1A, Class SUB, 0.000%, 11/15/20321,2,3,4,5,6,7	600,000	—	—	(146,114)	—	—	146,114	—	—	148,578
Series 2023-2X, Class SUB, 0.000%, 1/15/20331,2,3,5,6,7	900,000	905,655	—	(767,222)	—	—	27,274	165,707	—	13,704
Series 2023-3X, Class SUB, 10.133%, 5/15/20331,2,3,5,6,8	1,034,143	965,230	—	(209,976)	—	—	102,209	857,463	—	18,811
Series 2024-1X, Class SUB, 11.195%, 8/15/20331,2,3,5,6,7	2,500,000	2,135,816	—	(777,076)	—	—	561,568	1,920,308	—	299,237
Series 2024-2X, Class SUB, 10.000%, 5/15/20341,2,3,5,6,7	4,000,000	3,750,527	—	(874,273)	—	—	262,587	3,138,841	—	145,169
Series 2024-3A, Class SUB, 12.095%, 5/15/20341,2,3,4,5,6,7	2,000,000	2,076,798	—	(228,885)	—	—	(65,329)	1,782,584	—	304,938
Series 2025-1X, Class SUB, 15.495%, 10/15/20341,2,3,5,6,7	1,000,000	1,081,315	—	(94,392)	—	—	(172,165)	814,758	—	105,873
Series 2025-2X, Class SUB, 11.274%, 2/15/20351,2,3,5,6,7	2,000,000	$—	$2,233,389	$(101,452)	$—	$—	$(273,799)	$1,858,138	$—	$210,752
Series 2025-3X, Class SUB, 6.348%, 7/15/20351,2,3,5,6,7	1,250,000	—	1,482,448	—	—	—	(34,356)	1,448,092	—	39,805
Series 2024-2X, Class SUB, 11.500%, 10/15/20371,2,3,5,6,7	2,825,000	2,924,332	—	(88,290)	9,267	541	(632,224)	2,213,626	—	432,482
Series 2023-1X, Class SUB, 10.000%, 1/15/20381,2,3,5,6,7	1,050,000	863,748	—	(160,089)	—	—	(90,217)	613,442	—	12,369
Series 2023-1X, Class FR, 10.286% (3-Month Euribor+827 basis points), 1/15/20381,2,6,7,9	500,000	538,671	—	—	—	—	37,092	575,763	—	64,240
Series 2025-2X, Class F, 10.186% (3-Month Euribor+817 basis points), 7/15/20381,2,6,7,9	475,000	—	528,557	—	—	—	18,384	546,941	—	28,830
Series 2025-2X, Class SUB, 0.000%, 7/15/20381,2,3,5,6,7	—	1,613,878	—	(1,729,113)	1,041	201,667	(87,473)	—	—	134,379
Series 2025-2X, Class SUB, 10.695%, 7/15/20381,2,3,5,6,7	1,500,000	—	1,651,718	(53,230)	2,028	—	(229,395)	1,371,121	—	76,647
Series 2023-2X, Class SUB, 10.000%, 10/15/20381,2,3,5,6,7	1,915,000	1,107,397	413,794	(62,303)	—	—	(277,434)	1,181,454	—	48,267
Series 2024-1X, Class SUB, 15.353%, 1/15/20391,2,3,5,6,7	2,000,000	2,034,274	—	(276,068)	—	—	(240,226)	1,517,980	—	203,649
Series 2026-1X, Class SUB, 0.000%, 4/15/20391,2,3,5,6,7	1,750,000	—	2,074,443	—	—	—	(51,789)	2,022,654	—	55,934
Series 2025-1X, Class SUB, 14.131%, 10/15/20391,2,3,5,6,7	1,250,000	1,216,479	—	(15,377)	4,482	—	(96,221)	1,109,363	—	117,601
Palmer Square Loan Funding Ltd.
Series 2021-4A, Class E, 12.074% (3-Month Term SOFR+777 basis points), 10/15/20291,2,3,4	—	1,005,014	—	(1,007,001)	(210)	(1,025)	3,222	—	—	30,184
Series 2024-1A, Class E, 10.888% (3-Month Term SOFR+657 basis points), 10/15/20321,2,3,4	—	248,293	—	(245,421)	211	—	(3,083)	—	—	29,774
Series 2023-1A, Class SUB, 11.500%, 7/20/20311,2,3,4,5	825,000	20,170	—	(270,145)	—	—	249,975	—	—	235,076
Series 2022-4A, Class SUB, 0.000%, 7/24/20311,2,3,4,5	450,000	393,854	—	(118,217)	—	—	4,956	280,593	—	49,427

First Trust Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

SOI Desription	Shares/ Principal Amount End of Period	Value Beginning of Period	Additions	Reductions	Amortization	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value End of Period	Dividend Income	Interest Income
Series 2023-2A, Class SUB, 10.000%, 1/25/20321,2,3,4,5	500,000	449,307	—	(92,817)	—	—	(37,403)	319,087	—	16,628
Series 2024-3A, Class SUB, 12.000%, 8/8/20321,2,3,4,5	3,000,000	2,752,268	—	(530,208)	—	—	(384,853)	1,837,207	—	45,355
Series 2024-1A, Class SUB, 10.000%, 10/15/20321,2,3,4,5	2,510,000	2,236,771	—	(545,457)	—	—	(278,999)	1,412,315	—	35,364
Series 2024-2A, Class SUB, 10.000%, 1/15/20331,2,3,4,5	3,000,000	3,006,631	—	(493,896)	—	—	(689,051)	1,823,684	—	248,162
Series 2025-1A, Class SUB, 10.000%, 2/15/20331,2,3,4,5	4,150,000	4,150,000	—	(656,121)	—	—	(672,028)	2,821,851	—	366,659
Series 2025-2A, Class SUB, 10.000%, 7/15/20331,2,3,4,5	2,625,000	—	2,625,000	(126,162)	—	—	(458,580)	2,040,258	—	177,511
Series 2025-3A, Class SUB, 9.569%, 1/15/20341,2,3,4,5	2,000,000	—	2,000,000	—	—	—	52,870	2,052,870	—	29,678
Series 2024-1A, Class SUB, 10.000%, 4/15/20371,2,3,4,5	1,540,000	$1,463,089	$—	$(100,467)	$—	$—	$(485,330)	$877,292	$—	$86,679
Series 2024-2A, Class SUB, 10.000%, 7/20/20371,2,3,4,5	3,000,000	2,633,826	—	(124,702)	—	—	(711,697)	1,797,427	—	261,179
Series 2024-3A, Class SUB, 12.000%, 7/20/20371,2,3,4,5	2,000,000	1,903,530	—	(55,857)	(5,273)	—	(513,443)	1,328,957	—	233,373
Series 2023-4A, Class SUB, 10.000%, 10/20/20371,2,3,4,5	1,250,000	1,187,552	—	(102,768)	—	—	(60,776)	1,024,008	—	84,522
Series 2024-4A, Class SUB, 10.000%, 1/15/20381,2,3,4,5	3,000,000	3,041,705	—	(58,477)	—	—	(853,053)	2,130,175	—	351,520
Series 2025-1A, Class SUB, 10.000%, 4/20/20381,2,3,4,5	2,250,000	2,261,814	—	(15,538)	—	—	(357,942)	1,888,334	—	235,965
Series 2023-2A, Class SUB, 10.000%, 7/20/20381,2,3,4,5	500,000	510,175	—	(70,845)	—	—	(143,578)	295,752	—	14,789
Series 2025-2A, Class SUB, 10.000%, 7/20/20381,2,3,4,5	2,000,000	—	2,000,000	(14,522)	—	—	(497,057)	1,488,421	—	136,800
Series 2025-3A, Class SUB, 11.500%, 7/20/20381,2,3,4,5	1,000,000	—	1,000,000	—	—	—	(94,296)	905,704	—	52,152
Series 2025-4A, Class SUB, 12.922%, 10/20/20381,2,3,4,5	1,500,000	—	1,500,000	—	—	—	(46,594)	1,453,406	—	27,851
Series 2025-5A, Class SUB, 11.262%, 10/20/20381,2,3,4,5	1,270,000	—	1,270,000	—	—	—	(39,413)	1,230,587	—	24,731
Series 2023-3A, Class SUB, 10.000%, 1/20/20391,2,3,4,5	500,000	472,204	—	(27,725)	—	—	(37,409)	407,070	—	18,151
Series 2026-1A, Class SUB, 10.744%, 4/20/20391,2,3,4,5,8,10	2,100,000	—	1,900,000	—	—	—	16,750	1,916,750	—	27,653
Private Investment Vehicle
BCP Special Opportunities Offshore Feeder III LP11,12	N/A	308,973	1,738,509	(89,746)	—	—	100,729	2,058,465	12,029	12,029
	$71,570,505	$53,014,057	$22,417,858	$(11,527,677)	$11,546	$94,534	$(7,444,943)	$56,565,375	$232,092	$5,586,000

1 Affiliated company.
2 Callable.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933.
4 Variable rate security, upon which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

First Trust Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

5 CLO subordinated notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The Fund monitors the effective yield and residual value for each CLO equity position held within the Fund’s portfolio on a quarterly basis. The residual value also known as the equity or residual tranche is the portion of the CLO’s assets remaining after all debt obligations have been fully satisfied. The effective yield and investment cost may ultimately not be realized.
6 Foreign security denominated in U.S. Dollars.
7 Principal amount denoted in local currency.
8 A portion of this holding is subject to unfunded loan commitments. The stated interest rate reflects the reference rate and spread for the funded portion.
9 Floating rate security, upon which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
10 The value of these securities was determined using significant unobservable inputs. These are reported as Level 3 securities in the Fair Value Hierarchy.
11 Investment valued using net asset value per share as practical expedient.
12 Investment does not issue shares.
Note 11 — Derivatives and Hedging Disclosures
ASC 815, Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.
The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations are presented in the tables below. The fair values of derivative instruments as of March 31, 2026, by risk category are as follows:
	Derivatives Not Designated As Hedging Instruments
	Forward Foreign Currency Exchange Contracts	Total
Assets:
Foreign exchange	$1,130,158	$1,130,158
	$1,130,158	$1,130,158
	Forward Foreign Currency Exchange Contracts	Total
Liabilites:
Foreign exchange	$(805,588)	$(805,588)
	$(805,588)	$(805,588)

First Trust Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

The effects of derivative instruments on the Consolidated Statement of Operations for the year ended March 31, 2026, by risk category are as follows:
	Derivatives Not Designated As Hedging Instruments
	Forward Foreign Currency Exchange Contracts	Total
Net Realized Gain (Loss) on Derivatives:
Foreign exchange	$(3,085,892)	$(3,085,892)
	$(3,085,892)	$(3,085,892)
	Derivatives Not Designated As Hedging Instruments
	Forward Foreign Currency Exchange Contracts	Total
Net Change in Unrealized Appreciation/Depreciation on Derivatives:
Foreign exchange	$1,293,405	$1,293,405
	$1,293,405	$1,293,405
The notional amount and the number of contracts as of March 31, 2026 are included on the Consolidated Schedule of Investments. The quarterly average volumes of derivative instruments are as follows:
Derivatives Not Designated As Hedging Instruments
Forward foreign currency exchange contracts	Notional amount	$(81,275,175)
Note 12 — Disclosures about Offsetting Assets and Liabilities
ASU 2011-11, Disclosures about Offsetting Assets and Liabilities, requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.
The Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes included with International Swaps and Derivatives Association (“ISDA”) Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.
The Fund’s Consolidated Statement of Assets and Liabilities presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the Consolidated Statement of Assets and Liabilities to present below. Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the Consolidated Statement of Assets and Liabilities and net amounts are presented below:

First Trust Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

Unrealized Appreciation/ Depreciation on Forward Foreign Currency Exchange Contracts	Counterparty	Gross Amounts Recognized in Consolidated Statement of Assets and Liabilities	Amounts Not Offset in Consolidated Statement of Assets and Liabilities		Net Amount
			Financial Instruments*	Cash Collateral**
Forward foreign currency exchange contracts – assets	BNP Paribas	$1,130,158	$(805,588)	$—	$324,570
Forward foreign currency exchange contracts – liabilities	BNP Paribas	$(805,588)	$805,588	$—	$—

* Amounts relate to Master Netting Agreements and collateral agreements (for example, ISDA) which have been determined by the Investment Adviser to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.
** The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the Consolidated Statement of Assets and Liabilities. Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.
Note 13 — Commitments
Bank loans, collateralized loan obligations and private investment vehicles may be structured to be fully funded at the time of investment or include unfunded investment commitments, which are contractual obligations for future funding. The potential investment commitments are noted as “Commitments and contingencies” as reported on the Consolidated Statement of Assets and Liabilities. As of March 31, 2026, unfunded commitments totaled $67,542,089 for which net unrealized loss of $58,040 are included in the related value column of the Consolidated Schedule of Investments for such commitments. The unfunded investment commitments outstanding as of March 31, 2026, are as follows:
Unfunded Commitment
Asset-Backed Securities
Accuray, Inc.	$456,250
Blue Raven Solutions, LLC	215,000
CB Buyer, Inc.	336,853
Craftmark Bakery Holdings, LLC	838,994
Fenix Topco, LLC	7,901
Fertility (ITC) Buyer, Inc.	415,658
GT Independence Services, LLC	1,000,000
Landesbank Baden-Wuerttemberg	4,190,508
Medical Technology Solutions, LLC	1,625,000
Minds + Assembly, LLC	169,271
NMA Holdings, LLC	785,294
Pareto Buyer, LLC	3,241,399
Riccobene Associates	395,129
Sepro Holdings, LLC	72,139
Sparta AN Bidco, LLC	747,728
Summit Spine & Joint Centers	1,218,905
Super Sod, LLC	2,267,367

First Trust Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

Unfunded Commitment
Tank Holding Corp.	$15,409
Taoglas Group Holdings Limited	11,621
TCW Fenix Topco, LLC	332,043
Vomela Purchaser, LLC	659,622
Collateralized Loan Obligations
ABPCI Highland Park CLO	12,450,000
Neuberger Berman Loan Advisers CLO Ltd.	1,680,000
Palmer Square European Loan Funding	34,143
Palmer Square Loan Funding Ltd.	100,000
Private Investment Vehicles
Investment Partnerships
Arbour Lane Credit Opportunity Fund IV LP	6,072,384
Audax Private Credit Fund LP	3,314,362
BCP Special Opportunities Offshore Feeder III LP	1,091,665
Blue Torch Offshore Credit Opp Fund IV LP	10,200,000
Proterra Credit Fund 3 LP	1,704,387
TCW Rescue Financing II LP	3,681,957
Whitehawk IV-Plus Onshore Fund LP	600,000
Private Collateralized Loan Obligations
Ares Capital Corp.	710,928
Fortress Credit Opportunities CLO, LLC	192,520
GPG Loan Funding, LLC	1,155,500
Guggenheim Investments Private Debt Fund IV Rated Note Feeder, LLC – Class C	1,333,333
Guggenheim Investments Private Debt Fund IV Rated Note Feeder, LLC – Class D	611,111
MCF CLO 12, LLC	9,007
NXT Capital CLO, LLC	2,836,593
Silver Point Loan Funding, LLC	762,108
$67,542,089

Note 14 — Credit Agreement
The Fund, as the borrower, has entered into a credit agreement (the “TriState Agreement”), with TriState Capital Bank as the lender. The Tristate Agreement establishes a commitment by the lender to make revolving loans to the Fund in an aggregate principal amount not in excess of $35,000,000, which may be increased from time to time upon mutual agreement by the parties. The expiration date of the Tristate Agreement is March 30, 2026. In connection with the Tristate Agreement, the Fund has made certain customary representations and warranties and is required to comply with various customary covenants, reporting requirements and other requirements including maintaining a loan to value ratio of 3 to 1 at any time. The Tristate Agreement contains events of default customary for similar financing transactions, including: (i) the failure to make principal, interest or other payments when due after the applicable grace period; (ii) the insolvency or bankruptcy of the Fund; or (iii) a change of management of the Fund. Upon the occurrence and during the continuation of an event of

First Trust Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

default, the lender may declare the outstanding advances and all other obligations under the Tristate Agreement immediately due and payable. The Fund’s obligations to the lender under the Tristate Agreement are secured by a first-priority security interest in substantially all of the assets of the Fund.
For the year ended March 31, 2026, the Fund incurred a cost related to the setup and maintenance of the TriState Agreement (the “Commitment fee”) and for the quarterly average daily unused portion of the revolving commitment (the “Unused line of credit fees”) as reported on the Consolidated Statement of Operations. The average annualized interest rate, average daily loan balance, maximum loan amount outstanding and amount recorded as interest expense in the statement of operations for the one hundred and one (101) specific days the Fund had outstanding borrowings were 6.786%, $9,272,277, $25,000,000, and $185,826, respectively. As of February 6, 2026, the Fund terminated the Tristate Agreement.
The Fund, as the borrower, has entered into a credit agreement (the “PNC Agreement”), with PNC Bank, National Association as the lender. The PNC Agreement establishes a commitment by the lender to make revolving loans to the Fund in an aggregate principal amount not in excess of $65,000,000, which may be increased from time to time upon mutual agreement by the parties. The expiration date of the PNC Agreement is February 6, 2029. In connection with the PNC Agreement, the Fund has made certain customary representations and warranties and is required to comply with various customary covenants, reporting requirements and other requirements including maintaining a loan to value ratio of 3 to 1 at any time. The PNC Agreement contains events of default customary for similar financing transactions, including: (i) the failure to make principal, interest or other payments when due after the applicable grace period; (ii) the insolvency or bankruptcy of the Fund; or (iii) a change of management of the Fund. Upon the occurrence and during the continuation of an event of default, the lender may declare the outstanding advances and all other obligations under the PNC Agreement immediately due and payable. The Fund’s obligations to the lender under the PNC Agreement are secured by a first-priority security interest in substantially all of the assets of the Fund.
For the year ended March 31, 2026, the Fund incurred a cost related to the setup and maintenance of the PNC Agreement (the “Commitment fee”) and for the quarterly average daily unused portion of the revolving commitment (the “Unused line of credit fees”) as reported on the Consolidated Statement of Operations. The average annualized interest rate, average daily loan balance, maximum loan amount outstanding and amount recorded as interest expense in the Consolidated Statement of Operations for the fifty-four (54) specific days the Fund had outstanding borrowings were 5.644%, $10,055,349, $22,059,052, and $85,482, respectively. As of March 31, 2026, the Fund had $22,059,052 in outstanding borrowings..
Note 15 — Control Ownership
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act. As of March 31, 2026, the Shareholders listed in the table below held, for the benefit of their customers, the following percentages of the outstanding shares of the Fund:
Beneficial Owner	% of Outstanding Shares of the Fund
Charles Schwab & Co.	74.0%
The Fund has no knowledge as to whether all or any portion of the Shares owned of record are also owned beneficially.
Note 16 — Risk Factors
An investment in the Fund involves various risks. The Fund allocates assets to investment vehicles that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility

First Trust Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

of the equity, fixed income, commodity and currency markets, the risks of borrowings, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counterparty defaults.
No guarantee or representation is made that the investment program will be successful.
Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses and/or other public health issues, financial institution instability, threatened or actual imposition of tariffs, recessions or other events may have a significant impact on a security or instrument. Tensions, war or open conflict between nations, such as recently between Russia and Ukraine, in the Middle East or in eastern Asia, could affect the economies of many nations, including the United States. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the markets in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, bank failures, restrictions on investment and/or monetary movement including the forced selling of securities or the inability to participate in impacted markets. The United States has enacted or proposed to enact significant tariffs, (which the U.S. Supreme Court recently ruled were unconstitutional) and various federal agencies have been directed to further evaluate key aspects of U.S. trade policy, which could potentially lead to significant changes to current policies, treaties, and tariffs. Significant uncertainty remains about the United States’s future relationships with other countries with respect to such trade policies, treaties, military conflicts, sanctions and potential tariffs. These developments, or the perception thereof, may have a material adverse effect on global trade, trade between the impacted nations and the United States, the stability of global financial markets and overall global economic conditions. These events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.
Note 17 — Events Subsequent to the Fiscal Period End
In preparing these Consolidated Financial Statements, management has evaluated subsequent events through the date of issuance of the Consolidated Financial Statements included herein. There have been no subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the Consolidated Financial Statements.

First Trust Private Credit Fund
FUND MANAGEMENT
March 31, 2026 (Unaudited)

The members of the Board and the Fund’s officers and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years, is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board, and is available without charge, upon request, by calling the Fund at (877) 779-1999.
INDEPENDENT TRUSTEES AND ADVISORY BOARD MEMBER
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES***
David G. Lee Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chairman and Trustee	Chairman Since May 2019; Trustee Since Inception	Retired (Since 2012); President and Director, Client Opinions, Inc. (2003 – 2012); Chief Operating Officer, Brandywine Global Investment Management (1998 – 2002).	33	None
Robert Seyferth Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Retired (Since 2009); Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993 – 2009).	33	None
Gary E. Shugrue Year of Birth: 1954 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since September 2021	Retired (Since 2023); Managing Director, Veritable LP (investment advisory firm) (2016 – 2023); Founder/ Chief Investment Officer, Ascendant Capital Partners, LP (private equity firm) (2003 – 2018).	33	Trustee, Quaker Investment Trust (1 portfolio) (registered investment company).

First Trust Private Credit Fund
FUND MANAGEMENT — Continued
March 31, 2026 (Unaudited)

INTERESTED TRUSTEE AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES***
Terrance P. Gallagher**** Year of Birth: 1958 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since June 2020	Retired (Since October 2025); Trustee, Investment Managers Series Trust II (registered investment company) (2013 – Present); Executive Vice President and Trust Platform Director, UMB Fund Services, Inc. (2024 – October 2025); President, Investment Managers Series Trust II (registered investment company) (2013 – April 2025); Executive Vice President and Director of Fund Accounting, Administration and Tax, UMB Fund Services, Inc. (2007 – 2023).	33	Trustee, Investment Managers Series Trust II (262 portfolios) (registered investment company).
Michael Peck Year of Birth: 1980 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	President	Since Inception	Chief Executive Officer and Co-CIO, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012 – Present) President and Co-CIO, Vivaldi Capital Management LP (2012 – 2024); Portfolio Manager, Coe Capital Management (2010 – 2012); Senior Financial Analyst and Risk Manager, the Bond Companies (2006 – 2008).	N/A	N/A
Chad Eisenberg Year of Birth: 1982 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception	Chief Operating Officer, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012 – Present); Chief Operating Officer, Vivaldi Capital Management LP (2012 – 2024); Director, Coe Capital Management LLC (2010 – 2011).	N/A	N/A

First Trust Private Credit Fund
FUND MANAGEMENT — Continued
March 31, 2026 (Unaudited)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES***
Bernadette Murphy Year of Birth: 1964 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since 2021	Director, Vigilant Compliance, LLC (investment management solutions firm) (2018 – Present).	N/A	N/A
Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since September 2018	Senior Vice President, Registered Funds Product Manager (Since August 2025), Senior Vice President, Client Services (2017 – 2025), Vice President, Senior Client Service Manager (2013 – 2017), Assistant Vice President, Client Relations Manager (2002 – 2013), UMB Fund Services, Inc.	N/A	N/A

* Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if the Trustee is removed or resigns or, among other events, upon the Trustee’s death, incapacity or retirement. Officers hold office until their successors are chosen and qualified and serve at the pleasure of the Trustees.
** As of March 31, 2026, the fund complex consists of the AFA Asset Based Lending Fund, Agility Multi-Asset Income Fund, Aspiriant Capital Appreciation Fund, Aspiriant Real Assets Fund, Destiny Alternative Fund, Felicitas Private Markets Fund, First Trust Alternative Opportunities Fund, First Trust Enhanced Private Credit Fund, First Trust Hedged Strategies Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, FT Vest Hedged Equity Income Fund: Series A2, FT Vest Hedged Equity Income Fund: Series A3, FT Vest Hedged Equity Income Fund: Series A4, FT Vest Hedged Equity Income Fund: Series B1, FT Vest Hedged Equity Income Fund: Series B2, FT Vest Hedged Equity Income Fund: Series B3, FT Vest Rising Dividend Achievers Total Return Fund, FT Vest Total Return Income Fund: Series A1, FT Vest Total Return Income Fund: Series A2, FT Vest Total Return Income Fund: Series A3, FT Vest Total Return Income Fund: Series A4, FT Vest Total Return Income Fund: Series B1, FT Vest Total Return Income Fund: Series B2, FT Vest Total Return Income Fund: Series B3, FT Vest Total Return Income Fund: Series B4, Infinity Core Alternative Fund, Pender Real Estate Credit Fund, Variant Alternative Income Fund, Variant Alternative Lending Fund and Variant Impact Fund.
*** As of March 31, 2026.
**** Mr. Gallagher is deemed to be an interested person of the Fund because of his affiliation with the Fund’s administrator, UMBFS.

First Trust Private Credit Fund
FUND INFORMATION
March 31, 2026 (Unaudited)

Board Consideration of the Continuation of the Investment Management Agreement
At the meeting of the Board of Trustees (the “Board” and the members thereof, “Trustees”) held on March 4 – 5, 2026 (the “Meeting”), the Board, including a majority of Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the continuation of the investment management agreement between First Trust Capital Management L.P. (the “Investment Adviser”) and First Trust Private Credit Fund (the “Fund”) (the “Investment Management Agreement”).
In advance of the Meeting, the Independent Trustees requested and received materials from the Investment Adviser to assist them in considering the approval of the Investment Management Agreement. Among other things, the Board reviewed reports from third parties and management about the below factors. The Board did not consider any single factor as controlling in determining whether or not to approve the Investment Management Agreement. Nor are the items described herein all-encompassing of the matters considered by the Board.
The Board engaged in a detailed discussion of the materials with management of the Investment Adviser. The Independent Trustees then met separately with their independent counsel for a full review of the materials. Following these sessions, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Investment Management Agreement.
NATURE, EXTENT AND QUALITY OF SERVICES
The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser to the Fund under the Investment Management Agreement, including the selection of Fund investments. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Investment Adviser to the Fund, including, among other things, providing office facilities, equipment, and personnel. The Board reviewed and considered the qualifications of the portfolio managers and other key personnel of the Investment Adviser who provide the investment advisory and administrative services to the Fund. The Board determined that the Investment Adviser’s portfolio managers and key personnel are well-qualified by education and/or training and experience to perform the services for the Fund in an efficient and professional manner. The Board also took into account the Investment Adviser’s compliance policies and procedures, including those used by the Investment Adviser to determine the value of the Fund’s investments. The Board concluded that the overall quality of the advisory and administrative services provided to the Fund was satisfactory.
PERFORMANCE
The Board considered the investment performance of the Investment Adviser with respect to the Fund, noting that the Investment Adviser also acted as investment adviser to certain funds with a similar investment objective and strategy, and considering the performance of those funds in absolute and relative terms. The Board considered performance information of the Fund compared to twenty-four comparable credit focused unlisted closed-end interval funds selected by an independent third party (collectively, “Peer Group”), as well as one relevant index. The Board noted that while the Fund had outperformed the Peer Group average but underperformed the Peer Group median and the index for the three-month period ended December 31, 2025, the Fund had outperformed both the Peer Group median and average, but underperformed the relevant index for the one-year period ended December 31, 2025. The Board considered the overall performance of the Fund and concluded that the performance of the Fund was satisfactory.

First Trust Private Credit Fund
FUND INFORMATION — Continued
March 31, 2026 (Unaudited)

FEES AND EXPENSES
The Board reviewed and considered the advisory fee rate and total net expense ratio of the Fund, comparing the Fund’s advisory fees and total net expense ratio with those of the Fund’s Peer Group. The Board noted that the Fund’s advisory fees and total net expenses were below the Peer Group’s median and average. In addition, the Board noted that the Investment Adviser had contractually agreed to limit the Fund’s total annual operating expenses for automatically renewing consecutive one-year terms unless the agreement was terminated. The Board concluded that the advisory fees paid by the Fund and total net expense ratio were reasonable and satisfactory in light of the services provided.
BREAKPOINTS AND ECONOMIES OF SCALE
The Board considered that the structure of the Fund’s advisory fees under the Investment Management Agreement did not include breakpoints. The Board noted the Investment Adviser’s continued assertion that the breakpoints were not needed at current asset levels but it would re-evaluate as the Fund’s assets grew. The Board concluded that the Fund’s advisory fees were reasonable and satisfactory in light of the services provided.
PROFITABILITY OF INVESTMENT ADVISER
The Board reviewed and considered information regarding the costs incurred and profits realized by the Investment Adviser from its relationship with the Fund. The Board also reviewed the Investment Adviser’s financial condition, which is noted Investment Adviser appeared stable. The Board determined that the compensation to the Investment Adviser from the Fund was reasonable and that the Investment Adviser’s financial condition was adequate.
ANCILLARY BENEFITS AND OTHER FACTORS
The Board also discussed other benefits to be received by the Investment Adviser from its management of the Fund including, without limitation, reputational benefits and the ability to market advisory services for similar products or other funds managed by the Investment Adviser in the future. The Board noted that the Investment Adviser was an affiliate of the Fund’s distributor (the “Distributor”) and that the Distributor received certain fees for its role as distributor and for other services related to the Fund that were paid by the Investment Adviser. The Board further considered that a registered investment adviser affiliated with the Investment Adviser received separate management fees with respect to Fund shares held by clients of the affiliate registered investment adviser, noting that the Investment Adviser did not participate in the separate fees earned by the affiliate registered investment adviser. The Board further noted that the Investment Adviser did not have affiliations with the Fund’s transfer agent, fund accountant or custodian, and therefore, did not derive any benefits from the relationships those parties had with the Fund. The Board concluded that the advisory fees were reasonable in light of the fall-out benefits.
GENERAL CONCLUSION
Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded it to be in the best interest of the Fund and its shareholders to approve the continuance of the Investment Management Agreement.
	TICKER	CUSIP
First Trust Private Credit Fund – Class I Shares	FTPCX	33741K209
First Trust Private Credit Fund – Class A Shares	FTCAX	33741K200

First Trust Private Credit Fund
FUND INFORMATION — Continued
March 31, 2026 (Unaudited)

Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at www.sec.gov or without charge and upon request by calling the Fund at (877)-779-1999.
Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (877)-779-1999 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.
Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 779-1999 or on the SEC website at www.sec.gov.
Qualified Dividend Income
For the year ended December 31, 2025, 0.00% of dividends to be paid from net investment income, including short term capital gains from the Fund (if any), are designated as qualified dividend income.
Corporate Dividends Received Deduction
For the year ended December 31, 2025, 0.00% of the dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), are designated as dividends received deduction available to corporate shareholders.
Capital Gain
For the year ended December 31, 2025, the Fund designated $1,258,769 as short-term capital gain distributions.
For the year ended December 31, 2025, the Fund designated $383,877 as long-term capital gain distributions.
Section 199A Dividends
For the year ended December 31, 2025, the Fund designated approximately 0.00% of its taxable ordinary income dividends, (dividend income and short-term gains, if any), or up to the maximum amount allowable, as Section 199A dividends. Non-corporate shareholders of the Fund meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the Fund as Section 199A dividends.
Section 163(j) Interest Dividends
For the year ended December 31, 2025, the Fund designated approximately 66.74% of its taxable ordinary income dividends, (dividend income and short-term gains, if any), or up to the maximum amount allowable, as Section 163(j) Interest Dividends. The Fund intends to pass through Section 163(j) Interest Dividends as defined in Proposed Treasury Regulation §1.163(j)-1(b).
In early 2026, if applicable, shareholders of record received the above information on QDI and Section 199A for the distribution paid to them by the Fund during the calendar year 2025 via Form 1099.

First Trust Private Credit Fund
FUND INFORMATION — Continued
March 31, 2026 (Unaudited)

The Fund will notify shareholders in early 2027 of amounts paid to them by the Fund, if any, during the calendar year 2026.
First Trust Private Credit Fund
235 West Galena Street
Milwaukee, WI 53212
Toll Free: (877) 779-1999

(b) Registrant has included in its Rule 30e-3(c) notice only the disclosures specified by Rule 30e-3(c)(1) and (2). Therefore, registrant has not included a copy of the notice herewith.

ITEM 2. CODE OF ETHICS.

(a)     The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)    Not applicable.

(c)     There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)    The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)     The registrant does not intend to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website.

(f)     The registrant has included with this filing, pursuant to Item 19(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)    As of the end of the period covered by the report, the registrant’s board of trustees has determined that Mr. David G. Lee and Mr. Robert Seyferth are qualified to serve as the audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a)     The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are $87,500 for 2025 and $95,000 for 2026.

Audit-Related Fees

(b)    The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2025 and $0 for 2026.

Tax Fees

(c)    The aggregate fees billed for professional services rendered by the principal accountant for the review and preparation of tax returns are $16,710 for 2025 and $35,100 for 2026.

All Other Fees

(d)    The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item is $0 for 2025 and $0 for 2026.

(e)    (1) The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)     The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the fiscal period April 1, 2025 through March 31, 2026 that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)    The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the fiscal year of the registrant was $0 for 2025 and $0 for 2026.

(h)    The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i)     Not Applicable.

(j)     Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)	Not applicable.

(b)	Not applicable.

ITEM 6. INVESTMENTS.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The information is included as part of the report to shareholders filed under Item 1(a) of this form.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

First Trust Capital Management L.P.

PROXY POLICY AND PROCEDURE

INTRODUCTION

First Trust Capital Management L.P. (“FTCM”) acts as either the advisor or sub-advisor to a number of registered investment companies, and manager or general partner to a number of non-registered private investment companies (referred to collectively as the “Funds”). In accord with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, FTCM has adopted the following policies and procedures to provide information on FTCM’s proxy policy (the “Proxy Policy and Procedure”). These policies and procedures apply only to FTCM. Investment managers engaged as a sub-advisor for at least one of the Funds are required to vote proxies in accord with their own policies and procedures and any applicable management agreements, as agreed upon in the sub-advisory agreement.

GENERAL GUIDELINES

FTCM’s Proxy Policy and Procedure is designed to ensure that proxies are voted in a manner (i) reasonably believed to be in the best interests of the Funds and their shareholders1 and (ii) not affected by any material conflict of interest. FTCM considers shareholders’ best economic interests over the long term (i.e., addresses the common interest of all shareholders over time). Although shareholders may have differing political or social interests or values, their economic interest is generally uniform.

FTCM has adopted voting guidelines to assist in making voting decisions on common issues. The guidelines are designed to address those securities in which the Funds generally invest and may be revised in FTCM’s discretion. Any non-routine matters not addressed by the proxy voting guidelines are addressed on a case-by-case basis, considering all relevant facts and circumstances at the time of the vote, particularly where such matters have a potential for major economic impact on the issuer’s structure or operations. In making voting determinations, FTCM typically will rely on the individual portfolio managers who invest in and track particular companies as they are the most knowledgeable about, and best suited to make decisions regarding, particular proxy matters. In addition, FTCM may conduct research internally and/or use the resources of an independent research consultant. FTCM may also consider other materials such as studies of corporate governance and/or analyses of shareholder and management proposals by a certain sector of companies and may engage in dialogue with an issuer’s management.

FTCM acknowledges its responsibility to identify material conflicts of interest related to voting proxies. FTCM’s employees are required to disclose to the Chief Compliance Officer (“CCO”) any personal conflicts, such as officer or director positions held by them, their spouses or close relatives, in any publicly traded company. Conflicts based on business relationships with FTCM, any affiliate or any person associated with FTCM, will be considered only to the extent that FTCM has actual knowledge of such relationships. FTCM then takes appropriate steps to address identified conflicts. Typically, in those instances when a proxy vote may present a conflict between the interests of the Fund, on the one hand, and FTCM’s interests or the interests of a person affiliated with FTCM on the other, FTCM will abstain from making a voting decision and will document the decision and reasoning for doing so.

1 Actions taken in accord with the best interests of the Funds and their shareholders are those which align most closely with the Funds’ stated investment objectives and strategies.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

In some cases, the cost of voting a proxy may outweigh the expected benefits. For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person. In such situations, FTCM may abstain from voting a proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

In certain cases, securities on loan as part of a securities lending program may not be voted. Nothing in the proxy voting policies shall obligate FTCM to exercise voting rights with respect to a portfolio security if it is prohibited by the terms of the security or by applicable law or otherwise.

FTCM will not discuss with members of the public how they intend to vote on any particular proxy proposal.

SPECIAL CONSIDERATIONS

The registered investment companies are subject to the restrictions of Sections 12(d)(1)(A)(i) and (B)(i) of the Investment Company Act of 1940 (the “Act”). Generally, these provisions require that any fund and any entity controlled by that fund (including ETFs that are registered investment companies) may not (i) own, in the aggregate, more than three percent (3%) of the total outstanding voting securities of any registered open-end or closed-end investment company, including money market funds2; (ii) invest more than 5% of its total net assets in any one investment company; or (iii) invest more than 10% of its total assets in the securities of other investment companies. Section 12(d)(1)(F) of the Act provides that the Section 12(d)(1) limitations do not apply to the securities acquired by a fund if (x) immediately after the purchase or acquisition of not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund, and (y) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than one and a half percent (1.5%). In the event that one of Funds relies upon Section 12(d)(1)(F), FTCM, acting on behalf of the Fund, will, when voting with respect to any investment company owned by the Fund, comply with either of the following voting restrictions:

●	Seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or
●	Vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.
●	In addition to Section 12(d)(1)(F), Rule 12d1-4 under the Act states that a registered investment company (“Acquiring Fund”) may purchase or otherwise acquire the securities issued by another registered investment company (the “Acquired Fund”) in excess of the limits of Section 12(d)(1) and an Acquired Fund may sell or otherwise dispose of the securities issued by the Acquiring Fund in excess of the limits of Section 12(d)(1) if certain conditions are met. One of the conditions is that if the Acquiring Fund and its advisory group (as defined by Rule 12d1-4), in aggregate (A) hold more than 25% of the outstanding voting securities of an Acquired Fund that is a registered open-end management investment company or registered unit investment trust as a result of a decrease in the outstanding voting securities of an Acquired Fund, or (B) hold more than 10% of the outstanding voting securities of an Acquired Fund that is a registered closed-end management investment company or business development company, each of those holders will vote its securities in the same proportion as the vote of all other holders of such securities. When relying on Rule 12d1-4, the Fund will comply with such voting restrictions as required by Rule 12d1-4 and any applicable provision in the respective Fund of Funds Agreement with the Acquired Fund.

2 The three percent (3%) limit is measured at the time of investment.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

ISS ProxyEdge

FTCM has a contractual relationship with Institutional Shareholder Services Inc. (“ISS”) through which ISS provides certain proxy management services to FTCM’s portfolio management teams. Specifically, ISS (i) provides access to the ISS ProxyExchange web-based voting and research platform to access vote recommendations, research reports, execute vote instructions and run reports relevant to Subscriber’s proxy voting environment; (ii) implements and maps FTCM’s designated proxy voting policies to applicable accounts and generates vote recommendations based on the application of such policies; and (iii) monitors FTCM’s incoming ballots, performs ballot-to-account reconciliations with FTCM and its third party providers to help ensure that ISS is receiving all ballots for which FTCM has voting rights. As part of our compliance procedures, FTCM’s Compliance Department reviews ISS on a periodic basis. The procedures performed include obtaining and reviewing certain compliance and operational related documents and reviewing a sample of proxies voted during the year to ensure compliance with our proxy voting policies and procedures.

ISS provides two options for how proxy ballots are executed:

1.	Implied Consent: ISS executes ballots on FTCM’s behalf based on policy guidelines chosen at the time FTCM entered into the relationship with ISS.

2.	Mandatory Signoff: ISS is not permitted to mark or process any ballot on FTCM’s behalf without first receiving FTCM’s specific voting instructions via ProxyExchange.

FTCM has opted for Option 1. Implied Consent and in so doing has chosen to allow ISS to vote proxies on its behalf “with management’s recommendations.” FTCM has the option, however, to change its vote from the “with management’s recommendations” default at any point prior to the voting deadline if the portfolio managers following the subject company determine it is in the best interests of the Funds and their shareholders to do so. In those instances when the subject company’s management has not provided a voting recommendation, FTCM will either vote based on its own determination of what would align most closely with the best interests of the Funds and their shareholders or will opt to allow ISS to submit an “abstain” vote on its behalf. In addition, in those limited instances when share blocking3 may apply, FTCM has instructed ISS not to cast a vote on FTCM’s behalf unless FTCM provides specific instructions via ProxyExchange.

FUND OF FUNDS-SPECIFIC POLICIES AND PROCEDURES

Several of the Funds are “Fund of Funds” that invest primarily in general or limited partnerships or other private investment vehicles (collectively, “Investment Funds”). While it is unlikely that the Fund of Funds will receive notices or proxies from Investment Funds, to the extent that the Fund of Funds do receive such notices or proxies and the Fund of Funds have voting interests in such Investment Funds, the responsibility for decisions regarding proxy voting for securities held by the Fund of Funds lies with FTCM as their advisor. FTCM will vote such proxies in accordance with the proxy policies and procedures noted above.

3 Proxy voting in certain countries requires share blocking. Shareholders wishing to vote their proxies must deposit their shares shortly before the meeting date with a designated depositary. During this blocking period, any shares held by the designated depositary cannot be sold until the meeting has taken place and the shares have been returned to FTCM’s custodian banks. FTCM generally opts not to participate in share blocking proxies given these restrictions on their ability to trade.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

REGISTERED INVESTMENT COMPANIES-SPECIFIC POLICIES AND PROCEDURES

Each Fund that is registered under the Act is required to file Form N-PX annually, with its complete proxy voting record for the twelve (12) months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing is available (i) without charge, upon request, from the Fund’s administrator or (ii) by visiting the SEC’s website at www.sec.gov.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

Acceptance of Proxy Voting Authority

POLICY

The Firm has been delegated and accepted authority to vote proxies or exercise similar rights with respect to assets held by its Private Funds, Registered Funds, SMA Clients, CLOs and Direct Clients. Most of the securities the Firm invests in are non-voting securities and therefore do not require proxy voting. For those holdings that are voting securities, the Firm shall exercise any voting rights in a manner believed to be in the best interests of clients, or, to the extent applicable, their beneficiaries, and consistent with efforts to achieve a client’s stated objective, including but not limited to maximizing portfolio value. The Firm will also ensure that the vote is not the product of an actual or potential conflict of interest. For clients that are subject to ERISA, it is the Firm’s policy to follow the provisions of any ERISA plan’s governing documents in the voting of plan securities, unless it determines that to do so would breach its fiduciary duties under ERISA.

For the Private Funds that are funds of funds, the managers of the underlying funds held by the funds of funds do not typically convey traditional voting rights to the holders and the occurrence of corporate governance or other notices for this type of investment is substantially less than that encountered in connection with registered equity securities. If the Firm is accorded voting or consent rights by virtue of any such investment, the Firm shall exercise such rights in accordance with its proxy voting policy described above.

CLOs generally invest in debt interests (including loans) that do not traditionally solicit proxies. However, to the extent authority is granted in the CLO’s governing documents, a Palmer Square Affiliate could be called upon to provide or withhold consent to proposed modifications to the terms of a loan, covenants among the borrower and lenders, or restructurings and exchanges of a loan. Palmer Square will seek to make consent decisions in the overall best interests of the CLO from which consent is sought, subject to that CLO’s governing documents. Depending on the circumstances, when a loan is held by multiple CLOs or by one or more CLOs and other clients, Palmer Square may determine that the interests of one or more holders diverge from others and, in that case, will generally exercise or refrain from exercising a consent right differently for some clients than for others.

RESPONSIBILITY

Where the Firm has accepted responsibility to vote proxies or exercise consents on behalf of a particular client, the Chief Operating Officer, or appropriate designee, is responsible for ensuring that proxies are voted or consents are exercised in a manner consistent with the proxy voting guidelines adopted by the Firm (the “Proxy Voting Guidelines”) and the Firm’s policies and procedures.

PROCEDURES

Absent special circumstances, which are further discussed below, all proxies will be voted or consents exercised consistent with the guidelines attached to the Compliance Manual on Exhibit B (“Proxy Voting Guidelines”) and the Firm’s policies and procedures. The Firm shall, in its Form ADV, generally disclose to clients information about these policies and procedures and how clients may obtain information on how the Firm voted proxies or exercised consents on their behalf when applicable. At any time, a client may contact the Firm to request information about how it voted proxies or exercised consents for their account. It is generally the Firm’s policy not to disclose this information to unaffiliated third parties or special interest groups.

The Firm has delegated the responsibility to review proxy proposals and make voting recommendations to the Firm to a non-affiliated third-party vendor.1 The Investment Team will ensure that any third-party recommendations followed will be consistent with the Proxy Voting Guidelines. In all cases, however, the ultimate decisions on how to vote proxies or exercise consents are made by the Chief Investment Officer, or appropriate designee.

The Firm will vote proxies for its Registered Funds in accordance with Proxy Voting Guidelines. If a Registered Fund is sub-advised by a third-party manager, the Firm may delegate proxy voting authority to the manager. Respective boards of trustees review proxy voting on an annual basis. Proxy voting records for the Firm’s Registered Funds are filed with the SEC by the Registered Fund administrator.

In the event Palmer Square is requested to vote a proxy solicited by one of the underlying funds in Palmer Square Private Funds, all proxy requests received by Palmer Square and any clients’ requests for voting information will be logged and maintained for no less than five years. After a review of the proxy request, the Chief Investment Officer, or appropriate designee, will vote the proxy in accordance with the best interests of the relevant Palmer Square Private Fund(s) and log such vote and its rationale on the spreadsheet. As discussed below, if the Firm believes it to be in the best interests of its client(s) holding the relevant asset, the Firm can abstain from voting a proxy or exercising a consent and, in such cases, will log the rationale for abstaining.

The Compliance Team shall be responsible for periodically testing Firm’s compliance with these proxy voting policies and procedures.

ERISA Plans

Plans managed by the Firm governed by ERISA shall be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where the Firm has been delegated sole proxy voting discretion, these policies and procedures will be followed subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interest of participants and beneficiaries. The Department of Labor has indicated that voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

The documents governing ERISA individual account plans may set forth various procedures for voting “employer securities” held by the plan. Where authority over the investment of plan assets is granted to plan participants, many individual account plans provide that proxies for employer securities will be voted in accordance with directions received from plan participants as to shares allocated to their plan accounts. In some cases, the governing plan documents may further provide that unallocated shares and/or allocated shares for which no participant directions are received will be voted in accordance with a proportional voting method in which such shares are voted proportionately in the same manner as are allocated shares for which directions from participants have been received.

1 Decisions as to consents with respect to loans or similar assets that are generally not covered by the non-affiliated third-party vendor will be made by the Chief Investment Officer or an appropriate designee.

Conflicts of Interest

The Firm is subject to conflicts of interest in the voting of proxies or exercising consents due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, the Firm may provide services to accounts owned or controlled by companies whose management is soliciting proxies. The Firm, along with any affiliates and/or associates, has business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. Additionally, in some cases, the Firm may advise clients whose interest in an issuer conflicts with the interests of other clients in that issuer or in the outcome of a proxy solicitation or consent request.

Exercising Consents Related to Fixed Income Instruments

In certain situations, a client may reserve to itself or another fiduciary the authority to exercise consents. The Firm will not exercise consent rights on behalf of a client unless the client’s governing documents authorize it to do so. If requested by a client, the Firm will exercise consents pursuant to the client’s statement of policy or guidelines with respect to consents; even if the Firm disagrees as to whether the decision required by the policy or guideline is in the overall best interest of the client. The exercise of consents may also be restricted or prohibited by applicable laws and regulations, including the restrictions on joint transactions applicable to registered investment companies and business development companies.

Where the Firm has full authority to exercise consents on behalf of clients, it will seek to exercise a consent on behalf of each client holding an interest in a loan or other instrument in the best interest of the particular client. Consents are to be exercised in a prudent and diligent manner and consistent with the objective of maximizing long-term investment returns.

Special Circumstances

The Firm may choose not to vote proxies or exercise consents in certain situations or for certain accounts, such as: (i) where a client has informed the Firm that they wish to retain the right to vote the proxy or exercise the consent; (ii) where the Firm deems the cost (including opportunity costs) of voting the proxy or exercising the consent would exceed any anticipated benefit to the client; (iii) where a proxy is received for a client that has terminated the Firm’s services; (iv) where a proxy is received or a consent is solicited for a security that the Firm no longer manages (i.e., the Firm has previously sold the entire position); and/or (v) where the exercise of voting or consent rights could restrict the ability of an account’s portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”).

In addition, certain accounts over which the Firm has proxy-voting discretion may participate in securities lending programs administered by the custodian or a third party. Because title to loaned securities passes to the borrower, the Firm will be unable to vote any security that is out on loan to a borrower on a proxy record date. If the Firm has investment discretion, however, the Firm shall reserve the right to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

BOOKS AND RECORDS

In its books and records, the Firm will maintain a copy of the following documents:

●	Proxy statement that the Firm receives regarding client’s securities;

●	Votes that the Firm casts on behalf of a client;

●	Any document the Firm created that was material to making a decision on how to vote proxies on behalf of a client or that memorialize the basis for such decision; and

●	Written client request for information on how the Firm voted proxies on behalf of the requesting client and a copy of the Firm’s written response to any (written or verbal) client request for information on how the Firm voted proxies on behalf of the requesting client.

The Firm may rely upon the SEC’s EDGAR system to maintain certain records referred to above.

Exhibit B: Proxy Voting Guidelines

In accordance with Rule 30b1-4 under the Investment Company Act of 1940 and Rule 206(4)-6 and 204-2 under of the Investment Advisers Act of 1940, Palmer Square Capital Management LLC (“Palmer Square”) is providing all clients with a summary of its proxy voting procedures.

●	Upon opening an account with Palmer Square, clients are given the option to delegate proxy-voting discretion to Palmer Square by completing the appropriate documents. Palmer Square will only exercise proxy-voting discretion over client shares in the instances where clients give Palmer Square discretionary authority to vote on their behalf.

●	It is Palmer Square’s policy to vote client shares primarily in conformity with Glass Lewis & Co. recommendations, in order to mitigate conflicts of interest that can arise between Palmer Square and its clients. Glass Lewis & Co. and Palmer Square retain a record of all recommendations.

●	Glass Lewis & Co. is an independent third party that issues recommendations based upon its own internal guidelines.

●	Palmer Square conducts a review at least annually of Glass Lewis & Co to assess the firm’s capacity and competency to serve as a proxy advisor.

●	Palmer Square will vote client shares inconsistent with Glass Lewis & Co. recommendations if Palmer Square believes that doing so is in the best interest of its clients.

●	In situations where Palmer Square identifies a material conflict of interest in the voting of proxies due to business or personal relationships that Palmer Square maintains with persons having an interest in the outcome of certain votes, Palmer Square will take appropriate steps to ensure that its proxy voting decisions are made in the best interest of its clients.

●	Palmer Square votes client shares via ProxyEdge, an electronic voting platform provided by Broadridge Financial Solutions, Inc. Additionally, ProxyEdge retains a record of proxy votes for each client.

●	Annually, Palmer Square will file Form N-PX with the SEC, which will contain each fund’s complete proxy voting record.

●	Palmer Square’s Compliance Team will periodically review all proxy votes to ensure consistency with its procedures.

●	Upon request, clients can receive a copy of Palmer Square’s proxy voting procedures and Glass Lewis & Co.’s proxy voting guidelines.

●	These procedures are currently in effect but could be amended in the future

If you have any questions or would like a copy of Palmer Square’s proxy voting procedures, Glass Lewis & Co.’s proxy voting guidelines and/or a record of how your shares were voted, please contact Palmer Square’s Chief Compliance Officer at 816-994-3200.

I.	Proxy Voting Policies and Procedures

As required by Rule 206(4)-6 under the Advisers Act, the Adviser has adopted proxy voting policies and procedures that are reasonably designed to ensure that proxies are voted by the Adviser in the best interests of clients and that address how the Adviser should resolve material conflicts of interest that may arise between the Adviser’s interests and the interests of clients. The Compliance Department is responsible for overseeing the adviser’s compliance with the proxy voting policies and procedures.

Rule 206(4)-6 also requires the Adviser to: (a) disclose to Clients how they may obtain from the Adviser information as to how the Adviser voted with respect to Client securities, (b) describe to clients the Adviser’s proxy voting policies and procedures and (c) upon request, furnish a copy of the policies and procedures to the requesting client. The Adviser’s Form ADV Part 2 should describe the relevant proxy voting policies and procedures and disclose, as applicable, that a copy of the complete proxy voting policy and information regarding how the Adviser voted proxies for particular portfolio securities may be obtained, free of charge, by request to BC Partners (compliance@bcpartners.com).

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	(1) The following table provides biographical information about the members of First Trust Capital Management L.P. (the “Investment Adviser”), Mount Logan Management, LLC (a “Sub-Adviser” or “Mount Logan”) and Palmer Square Capital Management LLC (a “Sub-Adviser” or “Palmer Square” and together with Mount Logan, the “Sub-Advisers”), who are primarily responsible for the day-to-day portfolio management of First Trust Private Credit Fund as of the date of filing this report:

Name of Portfolio Management Team Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Portfolio Management Team Member
Michael Peck	Chief Executive Officer & Co-Chief Investment Officer	Since Inception

Chief Executive Officer and Co-CIO, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012 - Present); President and Co-CIO, Vivaldi Capital Management LP (formerly, Vivaldi Capital Management, LLC) (2012 – March 2024)

Portfolio Management
Brian Murphy	Co-Chief Investment Officer	Since Inception

Co-Chief Investment Officer and Portfolio Manager, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2014 - Present), Portfolio Manager, Vivaldi Capital Management LP (formerly, Vivaldi Capital Management, LLC) (2014 – March 2024)

Portfolio Management
Robert O’Hara	Principal, Portfolio Manager	Since January 2022	Principal, Portfolio Manager, First Trust Capital Management L.P. (January 2022 – Present); Investment Analyst and Trader, LBMC Investment Advisors (December 2018 – December 2021)	Portfolio Management
Ted Goldthorpe	Chief Executive Officer	10/25/2022	Chief Executive Officer and Chairman of Mount Logan Capital Inc.	Portfolio Management
Henry Wang	Co-President	10/25/2022	Co-President of Mount Logan Management LLC	Portfolio Management
Angie K. Long	Chief Investment Officer	Since February 2023	Chief Investment Officer, Palmer Square Capital Management LLC since 2011	Portfolio Management
Christopher D. Long	Chief Executive Officer	Since February 2023	Chief Executive Officer, Palmer Square Capital Management LLC since 2009	Portfolio Management
Taylor R. Moore	Managing Director, Portfolio Manager, Head of Structured Credit Trading	Since February 2023	Managing Director, Portfolio Manager, Head of Structured Credit Trading at Palmer Square Capital Management LLC since 2018, joined Palmer Square Capital Management LLC in 2013.	Portfolio Management

(a)	(2) The following table provides information about portfolios and accounts, other than First Trust Private Credit Fund, for which the members of the Portfolio Management team listed above are primarily responsible for the day-to-day portfolio management as of the end of the period covered by this report:

Name of Portfolio Management Team Member	Number of Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:			Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Michael Peck	2 Accounts $151.80M	10 Accounts $413.76M	0 Accounts	7 Accounts $4,875.74M	4 Accounts $85.84M	0 Accounts
Brian Murphy	2 Accounts $151.80M	10 Accounts $413.76M	0 Accounts	7 Accounts $4,875.74M	11 Accounts $143.25M	0 Accounts
Robert O’Hara	0 Accounts	3 Accounts $56.30M	0 Accounts	1 Account $3,481.03M	1 Account $25.83M	0 Accounts
Ted Goldthorpe	4 Accounts $941M	10 Accounts $6.08B	3 Accounts $267M	0 Accounts	6 Accounts $1.25B	6 Accounts $1.33B
Henry Wang	4 Accounts $941M	10 Accounts $6.08B	3 Accounts $267M	0 Accounts	6 Accounts $1.25B	6 Accounts $1.33B
Angie K. Long	1 Account $1.20B	88 Accounts $26.70B	0 Accounts	8 Accounts $3.40B	98 Accounts $29,288.52B	57 Accounts $2.40B
Christopher D. Long	1 Account $1.20B	88 Accounts $26.70B	0 Accounts	5 Accounts $2.70B	98 Accounts $29,288.52B	81 Accounts $2.40B
Taylor R. Moore	0 Accounts	0 Accounts	0 Accounts	5 Accounts $1.20B	0 Accounts	0 Accounts

Conflicts of Interest

The Investment Adviser, Sub-Advisers and Portfolio Managers may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

The management of multiple funds and/or other accounts may result in the Investment Adviser, a Sub-Adviser or Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Adviser seeks to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Most other accounts managed by a Portfolio Manager are managed using the same investment models that are used in connection with the management of the Fund.

If the Investment Adviser, a Sub-Adviser or Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Adviser and Sub-Advisers have adopted procedures for allocating portfolio transactions across multiple accounts.

The Investment Adviser and Sub-Advisers have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)	(3) The below information is provided as of March 31, 2026.

Mr. Peck and Mr. Murphy receive base salaries and bonuses, neither of which is based on performance, and are eligible to avail themselves of life insurance, medical and dental benefits offered to all employees of the Investment Adviser and to participate in the Investment Adviser’s 401(k) plan. In addition, they are members of VFT Holdings LP and receive compensation based on the overall profitability of the firm and its affiliates. Mr. O’Hara receives a fixed salary and a discretionary bonus, based on individual and firm level performance. In addition, he owns interests in First Trust Capital Management L.P. and receives compensation based on the overall profitability of the firm. He also participates in a 401(k) program and receives medical/dental insurance benefits on the same basis as other employees of First Trust Capital Management L.P.

Each Mount Logan portfolio manager is compensated based on the success of various fund and business platforms. As part of this compensation, the portfolio manager receives a carried interest from the Mount Logan activities that is distributed based on factors such as seniority, longevity and performance, including successful deal sourcing and execution. Each portfolio manager’s compensation would increase if the Fund’s performance (and net asset value) increased due to each portfolio manager’s indirect interest in the Adviser, but such compensation is not tied to any specific metric.

The Portfolio Management team members from Palmer Square receive a fixed based salary and a discretionary bonus. Each Portfolio Management team member is an equity owner of the firm and shares in the firm’s profits. The Portfolio Management team members’ compensation arrangements are not determined on the basis of specific funds or accounts managed.

(a)	(4) The following is listing of the dollar range of shares beneficially owned by each Portfolio Management Team Member as of the end of the period covered by this report:

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member:
Michael Peck	None
Brian Murphy	$0 - $10,000
Robert O’Hara	$10,001 - $50,000
Ted Goldthorpe	None
Henry Wang	None
Angie K. Long	None
Christopher D. Long	None
Taylor R. Moore	None

(b)       Not applicable.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)       Not applicable.

(b)       Not applicable.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the Shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

ITEM 16. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Code of ethics or any amendments thereto, that is subject to disclosure required by Item 2 is attached hereto.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4) There were no written solicitations.

(a)(5) There was no change to the registrant’s independent public accountant.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) First Trust Private Credit Fund

By (Signature and Title)*	/s/ Michael Peck
Michael Peck, President
(Principal Executive Officer)

Date	June 9, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Peck
Michael Peck, President
(Principal Executive Officer)

Date	June 9, 2026

By (Signature and Title)*	/s/ Chad Eisenberg
Chad Eisenberg, Treasurer
(Principal Financial Officer)

Date	June 9, 2026

* Print the name and title of each signing officer under his or her signature.